TRUST AGREEMENT


                                      among


                           ALLEGIANCE FUNDING CORP. I
                                (the "Depositor")

                     MANUFACTURERS AND TRADERS TRUST COMPANY
                                 (the "Trustee")

                                       and

                         POINT WEST CAPITAL CORPORATION
                                (the "Servicer")



================================================================================

                           Dated as of August 1, 1998


                                                  TABLE OF CONTENTS
                                                  -----------------

                                                                                                               Page
ARTICLE ONE
DEFINITIONS

Section 1.01               Definitions............................................................................2
Section 1.02               Certain Rules of Construction.........................................................17
Section 1.03               Certain Calculations..................................................................17

ARTICLE TWO
THE CERTIFICATES

Section 2.01               Form Generally........................................................................18
Section 2.02               Series; Denomination..................................................................18
Section 2.03               Formation, Execution, Authentication, Delivery and Dating.............................19
Section 2.04               Temporary Certificates................................................................19
Section 2.05               Registration, Registration of Transfer and Exchange...................................20
Section 2.06               Limitation on Transfer and Exchange...................................................21
Section 2.07               Mutilated, Destroyed, Lost or Stolen Certificate......................................22
Section 2.08               Payment of Principal and Interest.....................................................22
Section 2.09               Persons Deemed Owner..................................................................24
Section 2.10               Cancellation..........................................................................24
Section 2.11               Tax Treatment.........................................................................25

ARTICLE THREE
ISSUANCE OF CERTIFICATES; SUBSTITUTIONS OF COLLATERAL

Section 3.01               Conditions to Initial Issuance of Certificates........................................26
Section 3.02               Issuances of Additional Series of Certificates........................................27
Section 3.03               Perfection of Transfer................................................................28
Section 3.04               Substitution and Repurchase of Loan Assets............................................29
Section 3.05               Releases..............................................................................30
Section 3.06               Trust Estate..........................................................................30
Section 3.07               Notice of Release.....................................................................30
Section 3.08               Nature of Transfer....................................................................31

ARTICLE FOUR
FUNDINGS

Section 4.01               General...............................................................................32
Section 4.02               Funding Amounts.......................................................................32
Section 4.03               Procedures for Obtaining Fundings Under a Revolving Series............................32
Section 4.04               Procedures for Obtaining Fundings Under Term Certificates.............................33
Section 4.05               Obligation of Certificateholders to Make Fundings.....................................33
Section 4.06               Delivery of Loan Files................................................................35

                                       i
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                                                                                                                Page

ARTICLE FIVE
ACCOUNTS, ALLOCATIONS AND DISTRIBUTIONS

Section 5.01               Collections; Collection Account.......................................................36
Section 5.02               Distributions; Distribution Account...................................................38
Section 5.03               Reserve Account.......................................................................38
Section 5.04               Reports by Trustee to Certificateholders..............................................40

ARTICLE SIX
DEFAULTS AND REMEDIES

Section 6.01               Depositor Events of Default...........................................................41
Section 6.02               Remedies..............................................................................42

ARTICLE SEVEN
THE TRUSTEE

Section 7.01               Certain Duties and Responsibilities...................................................43
Section 7.02               Notice of Default and Other Events....................................................44
Section 7.03               Certain Rights of Trustee.............................................................44
Section 7.04               Not Responsible for Recitals or Issuance of Certificates..............................45
Section 7.05               May Hold Certificates.................................................................46
Section 7.06               Money Held in Trust...................................................................46
Section 7.07               Compensation and Reimbursement........................................................46
Section 7.08               Corporate Trustee Required; Eligibility...............................................46
Section 7.09               Resignation and Removal; Appointment of Successor.....................................47
Section 7.10               Acceptance of Appointment by Successor................................................47
Section 7.11               Merger, Conversion, Consolidation or Succession to Business of Trustee................48
Section 7.12               Co-Trustees and Separate Trustees.....................................................48
Section 7.13               Rights with Respect to the Servicer...................................................49
Section 7.14               Trustee to Hold Loans.................................................................49
Section 7.15               Unclaimed Monies Held for Certificate Payments........................................49
Section 7.16               Swap Agreements.......................................................................50

ARTICLE EIGHT
REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 8.01               Representations and Warranties of the Depositor.......................................51
Section 8.02               Covenants of the Depositor............................................................52
Section 8.03               Other Matters as to the Depositor.....................................................56
Section 8.04               Representations and Warranties of the Trustee.........................................56

                                       ii
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                                                                                                              Page

ARTICLE NINE
AMENDMENTS

Section 9.01               Amendments without Consent of Certificateholders......................................58
Section 9.02               Amendments and Modifications to Agreement with Consent of
                           Certificateholder.................................................................... 58
Section 9.03               Execution of Amendments...............................................................60
Section 9.04               Effect of Amendments..................................................................60
Section 9.05               Reference in Certificates to Amendments...............................................60

ARTICLE TEN
TERMINATION AND DISCHARGE

Section 10.01              Termination of Trust; Satisfaction and Discharge of Agreement.........................61
Section 10.02              Optional Termination..................................................................61

ARTICLE ELEVEN
PROVISIONS OF GENERAL APPLICATION

Section 11.01              General Provisions....................................................................62
Section 11.02              Acts of Certificateholders............................................................62
Section 11.03              Notices, etc., to Trustee, Depositor, Servicer........................................62
Section 11.04              Notices to Certificateholders; Waiver.................................................63
Section 11.05              Effect of Headings and Table of Contents..............................................64
Section 11.06              Successors and Assigns................................................................64
Section 11.07              Separability..........................................................................64
Section 11.08              Benefits of Agreement.................................................................64
Section 11.09              Legal Holidays........................................................................64
Section 11.10              Governing Law.........................................................................64
Section 11.11              Counterparts..........................................................................64
Section 11.12              Corporate Obligation..................................................................64
Section 11.13              Compliance Certificates and Opinions..................................................65

                                                     EXHIBITS


A                 Form of Escrow Instructions
B                 Form of Investment and Assumption Letter
C                 Form of AFI Certificate
D                 Form of Funding Report



         This TRUST AGREEMENT (this "Agreement"), dated as of August 1, 1998, is
              ---------------
entered into among Allegiance Funding Corp. I, a Delaware corporation (the "Depositor"), Manufacturers and Traders Trust Company, a New York banking corporation, as trustee (the "Trustee"), and Point West Capital Corporation, a Delaware corporation, as servicer (the "Servicer").

                              PRELIMINARY STATEMENT
                              ---------------------

         The Depositor is conveying assets to the Trustee and has duly authorized the execution and delivery of this Agreement to provide for the formation of a trust to be known as "Allegiance Capital Trust I" and the issuance of the Certificates issuable as provided in this Agreement. All covenants and agreements made by the Depositor, the Trustee, and the Servicer herein are for the benefit and security of the Holders of the Certificates. The Depositor, the Trustee and the Servicer are entering into this Agreement, and the Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

         All things necessary to make this Agreement a valid agreement of the Depositor, the Trustee and the Servicer in accordance with its terms have been done.

                                CONVEYANCE CLAUSE
                                ------------------

         The Depositor does hereby transfer, assign, set over, and otherwise convey to the Trustee, for the ratable benefit of the Holders of the Certificates, all of the Depositor's rights, title and interest in and to the following and any and all benefits accruing to the Depositor from (but none of the obligations under): (a) the Loans and all payments received on or with respect to the Loans and due after their applicable Cut-Off Dates; (b) the Depositor's rights and interests in the Loan Collateral; (c) any rights of the Depositor under each Insurance Policy related to the Loans or the Loan Collateral and Insurance Proceeds; (d) the Loan Acquisition Agreement, the Servicing Agreement and any other Transaction Documents to which the Depositor is a party; (e) all amounts from time to time on deposit in the Collection Account and the Reserve Account (including any Eligible Investments and other property in such accounts); (f) the Loan Files; and (g) proceeds of the foregoing (including all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part or are included in the proceeds of any of the foregoing), in each case whether now owned or hereafter acquired, (all of the foregoing being hereinafter referred to as the "Trust Estate"). The foregoing transfer, assignment, set over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Trustee or any Certificateholder of any obligation of the Depositor, the Company, the Servicer or any other Person in connection with the Trust Estate or under any agreement or instrument relating thereto.

         The Trustee acknowledges its acceptance on behalf of the Certificateholders of all right, title and interest previously held by the Depositor in and to the Trust Estate, and declares that it shall maintain such right, title and interest in accordance with the provisions hereof and agrees to perform the duties herein required to the best of its ability so that the interests of the Certificateholders may be adequately and effectively protected.

                                   ARTICLE ONE
                                   -----------
                                   DEFINITIONS
                                   -----------

        Section 1.01      Definitions.
        ------------      ------------

         Except as otherwise expressly provided herein or in the applicable Supplement, or unless the context otherwise requires, each of the following terms has the meaning set forth below for all purposes of this Agreement. Each capitalized term used herein but not otherwise defined has the meaning assigned to such term in the Servicing Agreement or the Loan Acquisition Agreement, as applicable.

         "Accrual Period": The period beginning on and including a Payment Date (or, in the case of the Accrual Period that is applicable to an Initial Payment Date, beginning on and including the Delivery Date for such Series) and ending on and including the day before the next Payment Date.

         "Acquisition Date": Any Delivery Date, other Funding Date or date of substitution of a Substitute Loan, as applicable.

         "Act":  With respect to any Certificateholder, the meaning specified in
Section 11.02.

         "Adjustment Amount": As of any date of determination and with respect to any Defaulted Loan, an amount equal to the valuation of the business and assets comprising the Loan Collateral for such Defaulted Loan, as prepared by an Independent Person; provided that in no event shall the Adjustment Amount exceed
                    --------
the Loan Balance for such Loan and provided,  further, the Adjustment Amount for
                                   ---------  -------
any Defaulted  Loan shall be zero if either (a) no such valuation has been done,
(b) the Special Servicer has not received a letter of intent from a bona fide purchaser with respect to such Loan Collateral within sixty (60) days from the date such Loan became a Defaulted Loan, or (c) such Loan Collateral is not sold within one hundred twenty (120) days from the date of the receipt of such letter of intent. Such valuation shall (y) be net of Recovery Expenses and (z) generally be performed using the same methods as were used in the most recent valuation for such Loan.

         "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "AFI  Certificate":   A  Certificate  delivered  by  the  Depositor  in
connection with a Funding, substantially in the form of Exhibit C hereto.

         "Agreement": The meaning specified in the introductory paragraph hereof, as supplemented by the Supplements.

         "Available Collections": With respect to any Determination Date and the related Payment Date, all Collections (including Reinvestment Income thereon but excluding any Scheduled Payments due after such Determination Date) remaining in the Collection Account after the disbursements provided for in Section 5.01(f)(i)-(v).

         "Benefit Plan Investor": The meaning set forth in 29 C.F.R. ss 2510.3-101.

         "Board of Directors": The managing member, in the case of the Special Servicer, and in the case of the Depositor or Servicer, the board of directors of such entity or any duly authorized committee of such board.

         "Board Resolution": A copy of a resolution certified by the secretary or an assistant secretary of the Depositor or of the Servicer (or the managing member, in the case of the Special Servicer) to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

         "Business Day": Any day other than a Saturday, a Sunday or a day on which member banks in the federal reserve system, banking institutions in New York City, London (solely for purposes of determining LIBOR Rate) or in the city in which the principal place of business of the Depositor or the Servicer or the Corporate Trust Office of the Trustee under this Agreement is located are authorized or obligated by law or executive order to close.

         "Certificate" or "Certificates": Any one or collectively, all of the Certificates of any Series or Class, as is consistent with the context in which such term is used.

         "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register.

         "Certificateholder Agent": The agent for the Holders of the Rated Certificates, which shall be with respect to any Revolving Series, each of *** and *** provided that, to the extent that any party receives written
          --------
instructions from both ***and *** which are contradictory or incompatible, the instruction of *** shall control; and with respect to any Term Series, each of *** and ***,  provided  that, to the extent that any party  receives  written
                 --------
instructions from both *** and *** which are contradictory or incompatible, the instruction of *** shall control.

         "Certificate Interest Rate": The per annum rate, whether fixed or periodically reset, at which interest shall accrue on a Certificate, as specified in such Certificate and in the applicable Supplement.

         "Certificate Prepayment Fee Amount": As of any Determination Date, the sum for each Loan prepaid in the related Due Period of the following amounts (a) 50% of the Loan Prepayment Fee collected with respect to such Loan until such amount equals 1.5% of the Prepaid Principal Amount for such Loan, plus (b) 80% of the amount of the Loan Prepayment Fee collected with respect to such Loan, if any, in excess of 3% of the Prepaid Principal Amount for such Loan.

         "Certificate Purchase Agreement": Each Certificate Purchase Agreement between the Depositor and one or more purchasers of Certificates.

         "Certificate Register" and "Certificate Registrar": The respective meanings specified in Section 2.05.

         "Class": With respect to each Series of Certificates, the various classes of Certificates that are specified in the Supplement for such Series, each such Class having the specific terms identified in this Agreement and in the related Supplement.



***Confidential information omitted purusant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

         "Class D Percentage": The ratio of (a) the Outstanding Principal Amount of the Class D Certificates of a Term Series less all Realized Losses and Valuation Reductions to the extent not yet distributed to the Holders of such Certificates or set aside in the Reserve Account with respect to such Term Series to (b) the Outstanding Principal Amount of all Classes of Certificates in such Series.

         "Code":  The Internal Revenue Code of 1986, as amended.
         "Collection Account": The trust account or accounts designated as such and created and maintained pursuant to Section 5.01.

         "Collections": All amounts collected with respect to and all proceeds of the Loans, including all Repurchase Prices, all Scheduled Payments, all Prepayment Fee Collections, all Guaranty Amounts, all Insurance Proceeds, all Servicing Charges and all Recoveries, but excluding collections attributable to amounts due before the Cut-off Date for a Loan and that portion of a Scheduled Payment due after the Cut-off Date for such Loan but attributable to interest accrued before the Cut-off Date.

         "Company":  The meaning specified in the Loan Acquisition Agreement.

         "Company Certificate": The meaning specified in the Loan Acquisition Agreement.

         "Controlling Holders": The Holders of not less than 51% of the Outstanding Principal Amount (or with respect to any Class during the Funding Period applicable to such Class, the Maximum Series Amount with respect to such Class) of the most senior Class of Certificates then Outstanding (or Classes, if more than one Series is Outstanding).

         "Corporate Trust Office": The principal corporate trust office of the Trustee at One M&T Plaza, 7th Floor, Buffalo, New York 14203-2399, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders and the Depositor, or the principal corporate trust office of any successor Trustee.

         "Coverage Ratio": With respect to each Loan, the debt service coverage ratio, fixed charge coverage ratio or other similar measure, as defined under the terms of such Loan (as provided in the Standard Forms or as was otherwise agreed to by the Certificateholder Agent on the Funding Report relating to such
Loan).

         "Cut-Off Date": With respect to any Loan, the date specified for such Loan in the related Loan Schedule.

         "Default": Any occurrence or circumstance which with notice or the lapse of time or both would become a Depositor Event of Default, a Servicer Event of Default, a Special Servicer Event of Default or a Servicing Advisor Event of Default.

         "Defaulted Loan": A Loan shall become a Defaulted Loan upon the earlier of (a) the date on which such Loan has been delinquent for ninety (90) days or more, or (b) the date on which the Special Servicer determines in accordance with its customary practices that such Loan is a Defaulted Loan.

         "Delinquent Loan": As of any date of determination, any Loan (a) as to which all Scheduled Payments due (including any applicable grace period as provided in the Standard Forms or as was otherwise agreed to by the
Certificateholder Agent on the Funding Report relating to such Loan) prior to such date have not been received in full.

         "Delivery Date": The date on which the Certificates of a Series are first executed, authenticated and delivered, as specified in the applicable Supplement.

         "Depositor": The Person described in the introductory paragraph hereof and all successors and permitted assigns of such Person under this Agreement.

         "Depositor Event of Default":  The meaning specified in Section 6.01.


         "Depositor Order" and "Depositor Request": A written order or request, as applicable, signed in the name of the Depositor by its President or a Vice President and delivered to the Trustee.

         "Determination Date": The twelfth day of each calendar month (or if such day is not a Business Day, the next succeeding Business Day).

         "Directing Holder":  The meaning specified in the Servicing Agreement.


         "Distribution Account": The trust account or accounts designated as such and created and maintained pursuant to Section 5.02.

         "Dollar(s)":  Lawful money of the United States of America.

         "Due Date": With respect to each Loan, each date on which payment is due thereunder.

         "Due Period": As to any Determination Date or Payment Date, the period beginning on and including the tenth day of the prior month and ending on and including the ninth day of the calendar month in which such Determination Date or Payment Date occurs.

         "Eligibility Criteria": The criteria set forth in Section 3.01(a) of the Loan Acquisition Agreement.

         "Eligible Investments":  Any and all of the following:

         (a) direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

         (b) (i) demand and time deposits in, certificates of deposit of, banker's acceptances issued by or federal funds sold by any depository institution or trust company (including the Trustee or its agent acting in their respective commercial capacities) incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by federal and/or state authorities, so long as at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company has a short term unsecured debt rating in the highest available ratings categories and provided that each such investment has an original maturity of no more than 365 days; and provided that any such certificates of deposit must be secured at all times by collateral described in clause (a) above, such collateral must be held by a third party and the Trustee must have a perfected first priority security interest in such collateral, and (ii) any other demand or time deposit or deposit which is fully insured by the Federal Deposit Insurance Corporation;

         (c) repurchase obligations with a term not to exceed thirty (30) days with respect to any security described in clause (a) above and entered into with a depository institution or trust company (acting as a principal) rated in the highest available rating category of the Rating Agency or, if not rated by the Rating Agency, in the highest available rating category of at least two other nationally recognized rating agencies; provided that collateral transferred pursuant to such repurchase obligation must be of the type described in clause
                  (a) above and must (i) be valued weekly at current market price plus accrued interest, (ii) pursuant to such valuation, equal, at all times, 104% of the cash transferred by the Trustee in exchange for such collateral and (iii) be delivered to the Trustee or, if the Trustee is supplying the collateral, an agent for the Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

         (d) commercial paper having an original maturity of less than three hundred sixty-five (365) days and issued by an institution having a short term unsecured debt rating of the Rating Agency in the highest available rating category at the time of such investment or, if not rated by the Rating Agency, in the highest available rating category of at least two other nationally recognized rating agencies at the time of such investment;

         (e) a guaranteed investment contract approved in writing by the Rating Agency and issued by an insurance company or other corporation having a long term unsecured debt rating in the highest available rating category of the Rating Agency or, if not rated by the Rating Agency, in the highest available rating category of at least two other nationally recognized rating agencies;

         (f) money market funds registered under the Investment Company Act of 1940, as amended, whose shares are registered under the Securities Act of 1933, and who have ratings in the highest available rating categories of the Rating Agency, or, if not rated by the Rating Agency, in the highest available rating category of at least two other nationally recognized rating agencies, and who, at the time of such investment invest only in other Eligible Investments; any such money market funds which provide for demand withdrawals shall conclusively be deemed to satisfy any maturity requirement for Eligible Investments set forth in this Agreement; and

         (g) any other investment approved in writing by the Rating Agency and the Certificateholder Agent.


The Trustee may purchase from or sell to itself or an Affiliate, as principal or agent, the Eligible Investments listed above. All Eligible Investments shall be made in the name of the Trustee for the benefit of the Certificateholders.

         "Eligible Loan": The meaning specified in the Loan Acquisition
Agreement.

         "ERISA": The Employee Retirement Income Security Act of 1974, as amended or any successor statute thereto.

         "Escrow Instructions": With respect to any Loan, the related escrow instructions, if any, that are substantially in the form of Exhibit A, with such changes as the Certificateholder Agent shall approve or shall reasonably require, so long as such escrow instructions are not subsequently changed without the prior written consent of the Certificateholder Agent.

         "Existing Indebtedness": The meaning specified in the Loan Acquisition Agreement.

         "Final Due Date": With respect to each Loan, the final Due Date thereunder.

         "Final Payment Date": With respect to any Certificate of a Series, the date on which the final principal payment on such Certificate is made as therein or herein provided, whether at the Series Termination Date or otherwise.

         "First Period Interest": With respect to any Funding that occurs on a day other than the first day of an Accrual Period, the amounts, if any, of interest that will accrue on the related Funding Amount for each Class, at the applicable Certificate Interest Rate, commencing on and including such Funding Date and ending on and including the last day of the Accrual Period in which such Funding occurs.

         "Funded Loan":  A Loan acquired by the Depositor on a Funding Date.

         "Funding": Any extension of credit by any Class or Series of Certificateholders in accordance with Article Four.

         "Funding Amount": As of any Funding Date, an amount equal to the aggregate Loan Balance of the related Funding Group.

         "Funding Date": A day designated by the Depositor in accordance with the terms of this Agreement on which it will obtain a Funding, which date is either the fifteenth or last day of a month; provided that if such date is not a Business Day, then the Funding Date shall be the next succeeding Business Day.

         "Funding Group": A pool of Loans to be funded on a Delivery Date or subsequent Funding Date.

         "Funding Period": For each Series, the period of time commencing on the Delivery Date for such Series and ending on the applicable Funding Termination Date.

         "Funding Report": A report substantially in the form of Exhibit D here to.

         "Funding Termination Date": With respect to each Series and each Class within such Series, the earlier of (a) the Scheduled Funding Termination Date, and (b) the day of the occurrence of a Funding Termination Event for such Class or Series.

         "Funding Termination Event": For each Series of Certificates, the events specified in the related Supplement.

         "Guaranty Amounts": Any and all amounts paid by any guarantor or pledgor with respect to a Loan.

         "Holder" or "Certificateholder": The person in whose name a Certificate is registered in the Certificate Register.

         "Independent": When used with respect to any specified Person and except as otherwise defined in the Servicing Agreement with respect to a Loan, means such a Person, who (a) is in fact independent of the Depositor, the Servicer, the Special Servicer, the Servicing Advisor and their Affiliates, (b) does not have any direct financial interest or any material indirect financial interest in the Depositor, the Servicer, the Special Servicer, the Servicing Advisor and their Affiliates and (c) is not connected with the Depositor, the

Servicer, the Special Servicer, the Servicing Advisor and their Affiliates as an officer, employee, promoter, advisor, consultant, underwriter, trustee, partner, director, or person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by a Depositor Order delivered to the Trustee and the Certificateholder Agent, and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

         "Independent Accountants": Any firm of Independent certified public accountants of recognized national standing.

         "Initial Class D Percentage": The ratio of the Outstanding Principal Amount of the Class D Certificates of a Term Series as of the Delivery Date for such Series to the Maximum Series Amount for all Classes of Certificates in such Series.

         "Initial Delivery Date": The date on which the first Series of Certificates are executed, authenticated and delivered.

         "Initial Funding Amount": With respect to each Series of Certificates, as defined in the related Supplement.

         "Initial Payment Date": With respect to each Series, as defined in the related Supplement.

         "Insurance Policy": With respect to any Loan Collateral and the related Loan, any insurance policy maintained by or on behalf of the Obligor pursuant to the related Loan that covers physical damage to the Loan Collateral or general liability (including policies procured by the Company or the Servicer on behalf of the Obligor).

         "Insurance Proceeds": With respect to an item of Loan Collateral and the related Loan, any amount received during the related Due Period pursuant to an Insurance Policy issued with respect to such Loan Collateral and the related Loan and not required to be held in trust or released to the related Obligor or guarantor or otherwise applied under the terms of the related Loan, net of any costs of collecting such amounts not otherwise reimbursed.

         "Insurer": Any insurance company or other insurer providing any Insurance Policy.

         "Interest Collections": As of any Determination Date, all Collections attributable to interest on the Loans accrued before the end of the related Due Period.

         "Investment and Assumption Letter": The letter required to be delivered by each transferee of a Certificate, as provided in Section 2.06, substantially in the form of Exhibit B hereto.

         "LIBOR Rate": For each Series, the meaning, if any, specified in the applicable Supplement.

         "Lien":  The meaning specified in the Loan Acquisition Agreement.

         "Liquidated Loan":  The meaning specified in the Servicing Agreement.

         "Loan": Any loan that is (a) originated or purchased by the Company and
(b) is identified on the Loan Schedule and, in accordance with the terms of this Agreement, has become part of the Trust Estate;

provided that, from and after the date on which a Loan is  repurchased,  removed
--------
or substituted by the Company or the Depositor in accordance with Section 3.04, such repurchased, removed or replaced Loan shall no longer constitute a "Loan" for purposes of the Transaction Documents.

         "Loan Acquisition Agreement": The Loan Acquisition Agreement, dated as of August 1, 1998, entered into between the Depositor and the Company.

         "Loan Assets":  The meaning specified in the Loan Acquisition Agreement

         "Loan Balance": As of any date of determination, the principal amount of such Loan as of its Cut-Off Date, minus the sum of (a) the portion of Scheduled Payments and any prepayments allocable to principal paid by or on behalf of the related Obligor, (b) the amount of Recoveries, Insurance Proceeds or other Collections allocable to principal, and (c) the portion of the Repurchase Price allocable to principal and deposited in the Collection Account, each as received from such Loan's Cut-Off Date to the close of business on the last day of the Due Period (or, prior to the end of the first Due Period, calculated as of the close of business on the day immediately prior to the Cut-Off Date); provided that the Loan Balance of a Liquidated Loan shall be
                 --------
zero.

         "Loan Collateral": The meaning specified in the Loan Acquisition Agreement.

         "Loan File":  The meaning specified in the Loan Acquisition Agreement.

         "Loan Pool":  The Loans in the aggregate.

         "Loan Prepayment Fee": For any Loan, the fee, if any, that is due from the Obligor upon prepayment of the Loan.

         "Loan Schedule": As the context requires: (a) the list of Loans attached to an AFI Certificate delivered to the Trustee on an Acquisition Date, each of which shall include with respect to the Loans thereon as of the Acquisition Date thereof: (i) a number identifying the Loan, (ii) the initial and remaining Loan Balance, (iii) the Obligor's name, (iv) the Obligor's billing address, (v) origination date, maturity date, and initial payment date, (vi) the original and remaining months to maturity of the Loan, (vii) the amount and frequency of the Scheduled Payments, (viii) the amount of the final Scheduled Payment (if different), (ix) the Cut-Off Date, (x) the coupon rate and if applicable the reset index, frequency and margin, (xi) the prepayment terms,
(xii) the debt service or fixed charge coverage ratio, (xiii) the loan-to-value ratio, and (xiv) the name and address of each collateral business, the type of business and whether the related loan is secured by a fee interest or leasehold interest in realty; and (b) the aggregate of all Loan Schedules.

         "Lockbox Account":  The meaning specified in the Servicing Agreement.

         "London Banking Day": Any day on which dealings in deposits in Dollars are transacted in the London interbank market.

         "Maximum Series Amount": For each Series and Class of Certificates within such Series, as defined in the related Supplement.

         "Minimum Funding Amount": For each Series and Class of Certificates within such Series, the meaning specified in the related Supplement.

         "Obligor": The borrower under each Loan, including any guarantor of such borrower, and their respective successors and assigns.

         "Officer's Certificate": A certificate signed by the Chairman of the Board, the President, a Vice President, the Treasurer, the Controller, an Assistant Controller or the Secretary of the company on whose behalf the certificate is delivered, and delivered to the Trustee, which certificate shall comply with the applicable requirements of Section 11.13. Unless otherwise specified, any reference in this Agreement to an Officer's Certificate shall be to an Officer's Certificate of the Depositor.

         "Opinion of Counsel": A written opinion of outside counsel who shall be reasonably satisfactory to the Trustee and which opinion shall comply with the applicable requirements of Section 11.13 and shall be acceptable as to form and substance to the Trustee.

         "Outstanding": With respect to Certificates, as of any date of determination, all Certificates theretofore authenticated and delivered under this Agreement except:

         (a) Certificates previously canceled by the Certificate Registrar or delivered to the Certificate Registrar for cancellation; and

         (b) Certificates in exchange for or in lieu of which other Certificates have been authenticated and delivered pursuant to this Agreement, unless proof satisfactory to the Trustee is presented that any such Certificates are held by a bona fide purchaser;

provided that, in determining  whether the Holders of the requisite  Outstanding
--------
Principal Amount of Certificates have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by the Depositor or any other obligor upon the Certificates or any Affiliate of the Depositor or the Servicer or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Certificates which the Trustee knows to be so owned shall be so disregarded.

         "Outstanding   Principal  Amount":  With  respect  to  any  Outstanding
Certificate or Class of Certificates as of any date of determination, the unpaid principal amount of such Certificate or Class of Certificates.

         "Overall Substitution/Repurchase Limitation": 10% of the Pool Balance as of its highest level.

         "Overdue Payment": With respect to a Due Period and a Loan that is a Delinquent Loan, all payments due in a prior Due Period that the Servicer receives from or on behalf of a Obligor during the related Due Period on such Delinquent Loan, including any Servicing Charges.

         "Paying Agent": The Trustee or any other Person approved by the Certificateholder Agent.

         "Payment Date": For each Series, the 15th day of each calendar month (or if such day is not a Business Day, the next succeeding Business Day) commencing on the Initial Payment Date for such Series.

         "Pending Credit Schedule":The meaning specified in the Loan Acquisition Agreement.

         "Person": Any individual, corporation, partnership, association, joint-stock company, limited liability company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "Pool Balance": As of any date of determination, the sum of all Loan Balances.

         "Pool  Criteria":   The  meaning  specified  in  the  Loan  Acquisition
Agreement.

         "Pool Performance Condition": Shall be deemed satisfied if, as of the applicable Determination Date, each of the following tests is met: (a) the Loan Balance of any Liquidated Loan has been either paid to Certificateholders or allocated to reduce the Outstanding Principal Amount of Certificates other than Rated Certificates; (b) no Loan is classified as a Delinquent Loan or a Defaulted Loan unless an amount equal to all Valuation Reductions with respect to each such Loan has been deposited into the Reserve Account or distributed to Certificateholders; (c) not more than the lesser of three (3) loans and 8.0% of the Pool Balance is attributable to Loans which are not Defaulted Loans or Delinquent Loans but whose Coverage Ratio is below the minimum required under their terms; (d) not more than the lesser of five (5) loans and 16.0% of the Pool Balance is attributable to Loans classified as Underperforming Loans; (e) with respect to Term Series Outstanding, if any, the sum of the Class D Percentages for all Series is not less than the sum of the Initial Class D
Percentages for all Series, or the Rating Agency has confirmed all of the initial ratings on all Rated Certificates; (f) with respect to all Revolving Series Outstanding, the Class D-R Outstanding Principal Amount has not been reduced by losses and is not less than the amount required by the Rating Agency from time to time, pursuant to the applicable Supplement; and (g) the Reserve Account balance is at least equal to the Reserve Account Required Balance.

         "Prepaid Principal Amount": For each Due Period, all amounts allocable to principal that are received in respect of any Loan for which either (i) a Loan Prepayment Fee is due or (ii) the Repurchase Price is received and such Repurchase Price includes an amount attributable to clause (c) of the definition of Repurchase Price.

         "Prepayment Fee Collections": For each Due Period, an amount equal to the sum of (a) all Collections attributable to Loan Prepayment Fees plus (b) all amounts received in respect of clause (c) of the definition of Repurchase Price.

         "Principal Collections": As of any Determination Date, all Collections attributable to principal on the Loans due prior to the end of the related Due Period.

         "Principal Distribution Amount": For any Payment Date, the sum, for all Loans, of (a) the principal component of all Scheduled Payments, (b) to the extent not included in the preceding clause, the portion of the Repurchase Price allocable to principal for any Loan which was purchased or repurchased from the Trust Estate during the related Due Period, (c) to the extent not included in the preceding clauses, the amount of any Valuation Reduction determined or Realized Losses incurred during the preceding Due Period, (d) to the extent not included in the preceding clauses, the amount of any prepayments received during the preceding Due Period and (e) to the extent not included in the preceding clauses (a) through (d), any such amounts with respect to a prior Due Period that have not previously been distributed.

         "Proceeding": Any suit in equity, action at law or other judicial or administrative proceeding.

         "Qualified Institutional Buyer": Any "qualified institutional buyer" as defined in 17 CFR 230.144A.

         "Rated Certificates": Any Class of Certificates bearing a credit rating at issuance from the Rating Agency.

         "Rating Agency": Duff & Phelps Credit Rating Co., and any legal successor thereto.

         "Realized Loss": As of any Determination Date, with respect to a Loan designated as a Liquidated Loan during the preceding Due Period, an amount (not less than zero) equal to (a) the Loan Balance of such Loan on the day immediately prior to it becoming a Liquidated Loan, plus (b) accrued and unpaid interest thereon to such Determination Dat, minus (c) all Recoveries in respect of such Liquidated Loan that the Servicer has (in accordance with the definition of "Liquidated Loan" contained in the Servicing Agreement) identified and reasonably expects to receive within thirty (30) days from the date such Loan became a Liquidated Loan.

         "Record Date": The close of business on the last day of the month preceding the applicable Payment Date, whether or not a Business Day, except with respect to an Initial Payment Date, the Record Date shall be the related Delivery Date.

         "Recoveries": For any Due Period occurring after the date on which any Loan becomes a Defaulted Loan and with respect to such Defaulted Loan, all payments that the Servicer or Special Servicer received from or on behalf of a Obligor during such Due Period in respect of such Defaulted Loan, from the sale of such Defaulted Loan, or from liquidation or leasing of the related Loan Collateral, including Scheduled Payments, Overdue Payments, Guaranty Amounts, and Insurance Proceeds.

         "Recovery Expenses":  The meaning specified in the Servicing Agreement.

         "Reference Banks": Unless otherwise specified in the applicable Supplement, four leading banks selected by the Servicer that are engaged in transactions in eurodollar deposits in the international eurocurrency market, each of which shall have an established place of business in London.

         "Registered Holder": The Person whose name appears on the Certificate Register on the applicable Record Date.

         "Reinvestment Income": Any interest or other earnings earned on all or part of the Trust Estate.

         "Report":  The meaning specified in the Servicing Agreement.

         "Repossessed Collateral": The meaning specified in the Servicing Agreement.

         "Repurchase Price": With respect to any Loan repurchased by the Company pursuant to Sections 2.06 or 3.03 of the Loan Acquisition Agreement or removed by the Depositor pursuant to Section 3.04(d) or Section 10.02, the sum of the following: (a) the excess of the Loan Balance (computed without giving effect to clause (c) and the provisos to the definition of "Loan Balance" contained therein) of the related Loan on the Determination Date on or immediately preceding the date when the Loan is removed or repurchased over the Loan Balance of the Substitute Loan(s), if any, substituted therefore; (b) any accrued but unpaid interest thereon at the interest rate specified in the Loan through the date of repurchase and (without duplication) any unreimbursed advances; and (c) other than in connection with a determination of the Repurchase Price under
Section 10.02, if the Loan Balance of the Loan (or portion thereof) being repurchased or removed, together with the Loan Balance of all Loans previously repurchased or removed, exceeds 5.0% of the initial Loan Balances of all loans transferred by the Company to the Depositor under the Loan Acquisition Agreement, then an amount equal to the Loan Prepayment Fee which would be due if the Loan were being prepaid rather than repurchased.

         "Request for Release of Documents": The meaning specified in the Servicing Agreement.

         "Required Prepayment Fee Deposit": As of any Determination Date for which Prepayment Fee Collections were received during the related Due Period, an amount equal to the lesser of (a) before giving effect to any deposits to, and withdrawals from, the Reserve Account on such Determination Date, an amount sufficient to bring the Reserve Account balance up to the Reserve Account Required Balance, and (b) the Residual Prepayment Fee Amount.

         "Reserve Account": The trust account or accounts created and maintained pursuant to Section 5.03.

         "Reserve Account Floor Amount":  $250,000.00.

         "Reserve Account Required Balance": As of any date of determination, an amount equal to the sum of: (a) the greater of (i) the product of 1.0% and the Pool Balance and (ii) the Reserve Account Floor Amount; plus (b) the sum of (i) the product of 5.0% and the sum of the Loan Balances of each Loan other than a Delinquent Loan or Defaulted Loan whose Coverage Ratio is less than the Coverage Ratio required under its terms, and (ii) the product of 5.0% and the excess of
(A) the sum of the Loan Balances of each Underperforming Loan over (B) the product of 5.0% and the Pool Balance.

         "Reserve Withdrawals": Amounts withdrawn from the Reserve Account pursuant to Section 5.03(d)(i).

         "Reset Date": For each Series, except otherwise specified in the related Supplement, (a) with respect to First Period Interest, the second Business Day preceding a Funding Date, (b) with respect to the LIBOR Rate (other than the calculation of the LIBOR Rate with respect to First Period Interest), the second Business Day immediately preceding the commencement of each Accrual Period for interest paid on any Payment Date; provided that if such date is not
                                               --------
both a Business Day and a London Banking Day, the Reset Date shall be the first preceding day that is both a Business Day and a London Banking Day.

         "Residual Prepayment Fee Amount": As of any Determination Date, the sum for each Loan prepaid in the related Due Period of the following amounts (a) 50% of the Loan Prepayment Fee collected with respect to such Loan until such amount equals 1.5% of the Prepaid Principal Amount for such Loan, plus (b) 20% of the amount of the Loan Prepayment Fee collected with respect to such Loan, if any, in excess of 3% of the Prepaid Principal Amount for such Loan.

         "Responsible Officer": When used with respect to the Trustee, any officer assigned to the Corporate Trust Office (or any successor thereto), including any Vice President, senior trust officer, trust officer, assistant trust officer, any assistant secretary, any trust officer or any other Officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Revolving  Certificates":   Any  Certificates  of  a  Series  that  is
designated as a Revolving Series in the Supplement for such Series.

         "Revolving Series": Any Series denominated as such in the Supplement for such Series.

         "Scheduled Distributions": With respect to all Series and any Payment Date, the sum of (a) interest accrued and payable on all outstanding Rated Certificates on such date, including interest accrued in prior Due Periods but unpaid, (b) the aggregate Principal Distribution Amount payable on such date on all outstanding Rated Certificates, and (c) the sum of all prior Principal Distribution Amounts, if any, from prior Payment Dates not yet paid.

         "Scheduled Expenses": On any Determination Date, the Trustee Fee, the Servicer Fee, the Special Servicer Fee and the Servicing Advisor Fee due on the related Payment Date.

         "Scheduled Funding Termination Date": For each Series of Certificates, the date specified in the related Supplement.

         "Scheduled Maturity": With respect to any Series, the meaning set forth in the applicable Supplement.

         "Scheduled Payment": With respect to a Payment Date and any Loan, the periodic payment (inclusive of any amounts in respect of stated interest but exclusive of any Servicing Charges or impound amounts) due with respect to such Loan in the related Due Period.

         "Series": Each series of Revolving or Term Certificates issued pursuant to this Agreement and a common Supplement, bearing the same Series designation and which may be comprised of multiple Classes of Certificates.

         "Series Collections": With respect to any Series and any Payment Date, an amount equal to the Available Collections allocated to such Series pursuant to Section 5.01(e), as otherwise adjusted pursuant to Section 5.01(f)(vi).

         "Series Percentage": With respect to any Series and any Determination Date, a fraction the numerator of which is the Series Principal Amount and the denominator of which is the aggregate Series Principal Amounts for all Series then Outstanding.

         "Series  Principal  Amount":   With  respect  to  any  Series  and  any
Determination Date, the aggregate Outstanding Principal Amount of all Certificates of such Series immediately following the preceding Payment Date or Funding Date, whichever is later.

         "Series Termination Date": With respect to any Series of Certificates, the date specified in the applicable Supplement.

         "Servicer":  The meaning specified in the Servicing Agreement.

         "Servicer Event of Default": The meaning specified in Section 6.01(a) of the Servicing Agreement.

         "Servicer Fee": With respect to each Loan and for any Payment Date, an amount per Due Period equal to (a) the product of (i) one-twelfth of 0.20% and
(ii) (A) if the Loan became a Funded Loan prior to the Determination Date occurring in the month preceding such Payment Date, the Loan Balance of such loan as of the Determination Date occurring in the month preceding such Payment Date, otherwise (B) (1) the Loan Balance of such Loan as of the date it became a Funded Loan times (2) a fraction, the numerator of which is the number of days from the date the Loan became a Funded Loan through the last day of the Due Period in which such Loan became a Funded Loan, and the denominator of which is thirty (30), minus (b) the Trustee Fee.

         "Servicer Report":  The meaning specified in the Servicing Agreement.

         "Servicer Termination Notice": The meaning specified in Section 6.01(b) of the Servicing Agreement.

         "Servicing Advisor":  The meaning specified in the Servicing Agreement.

         "Servicing Advisor Fee": The meaning specified in the Servicing Agreement.

         "Servicing Agreement": The Servicing Agreement, dated as of August 1, 1998, entered into among the Servicer, the Depositor, the Special Servicer, the Servicing Advisor and the Trustee.

         "Servicing Charges": The sum of (a) all late payment charges paid by Obligors on Loans that are Delinquent Loans after payment in full of any Scheduled Payments due in a prior Due Period and Scheduled Payments for the related Due Period and (b) any other incidental charges or fees received from a Obligor, including assumption fees, other late fees, collection fees and bounced check charges.

         "Servicing Officers":  The meaning specified in the Servicing Agreement

         "Special Servicer":  The meaning specified in the Servicing Agreement.

         "Special Servicer Fee": With respect to each Loan and for any Payment Date, an amount per Due Period equal to (a) the product of (i) one-twelfth of 0.20% and (ii) (A) if the Loan became a Funded Loan prior to the Determination Date occurring in the month preceding such Payment Date, the Loan Balance of such Loan as of the Determination Date occurring in the month preceding such Payment Date, otherwise (B) (1) the Loan Balance of such Loan as of the date it became a Funded Loan times (2) a fraction, the numerator of which is the number of days from the date the Loan became a Funded Loan through the last day of the Due Period in which such Loan became a Funded Loan, and the denominator of which is thirty (30), minus (b) the Servicing Advisor Fee.

         "Special Servicer Report": The meaning specified in the Servicing Agreement.

         ***

         "State": Any state of the United States of America and, in addition, the District of Columbia.

         "Substitute Loan": The meaning specified in the Loan Acquisition Agreement.

         "Supplement": With respect to each Series of Certificates, a supplement to this Agreement setting forth the terms of the various Classes of Certificates comprising such Series, as provided in Section 2.02.

         "Swap Agreement": With respect to any Series of Certificates, the meaning set forth in the applicable Supplement.

 ***Confidential information omitted purusant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

         "Swap Payments": With respect to each Due Period, the payments that are required to be made to or from the Trust under any Swap Agreement then in effect.

         "Term Certificates": Any Certificates of a Series that is designated as a Term Series in the Supplement for such Series.

         "Term Series": Any Series designated as such in the Supplement for such Series.

         "Transaction Documents": This Agreement, the Servicing Agreement, the Loan Acquisition Agreement, the Certificates and the Certificate Purchase Agreements.

         "Transaction   Documents   Date":   With  respect  to  each  Series  of
Certificates, the meaning specified in the applicable Supplement.

         "Transition Costs": Any documented expenses reasonably incurred by a Successor Servicer or the Trustee in connection with a transfer of servicing from the Servicer, Special Servicer or Servicing Advisor, pursuant to the Servicing Agreement, but not to exceed $25,000 in the aggregate for any particular transfer.

         "Trust":  Allegiance Capital Trust I, being the trust created hereunder

         "Trust Estate": The meaning specified in the Conveyance Clause of this Agreement.

         "Trustee": Manufacturers and Traders Trust Company, a New York banking corporation, until a successor Person shall have become the Trustee pursuant to the applicable provisions of this Agreement, and thereafter "Trustee" shall mean such successor Person.

         "Trustee Fee": The fee payable to the Trustee in consideration for the Trustee's performance of its duties as trustee pursuant to this Agreement, which fee shall be nonrefundable as to the current year and shall be payable in advance as follows: (a) $7,500, payable by the Depositor to the Trustee on the initial Funding Date; and (b) $615, deposited on each Payment Date thereafter.

         "UCC": The Uniform Commercial Code in effect in the applicable jurisdiction.

         "Underperforming Loan": As of any Determination Date, a Loan that is not a Defaulted Loan or a Delinquent Loan and that has a Coverage Ratio of less than ***.

         "Valuation Reduction": With respect to any Defaulted Loan that is not a Liquidated Loan and with respect to which an updated Valuation has been prepared in accordance with Section 3.12(f) of the Servicing Agreement, an amount equal to the excess of (a) the sum, as of the beginning of the Due Period in which an updated Valuation is received with respect to such Loan in accordance with
Section 3.12(f) of the Servicing Agreement, (i) the Loan Balance of such Loan as of the beginning of the related Due Period, plus, (ii) to the extent not previously advanced by the Servicer or the Special Servicer, all unpaid interest on such Loan at a per annum rate equal to the applicable interest rate, (iii) any unreimbursed advances and (iv) all currently due but unpaid real estate taxes and assessments, insurance premiums and, if applicable, ground rents in respect of the related Loan Collateral or Repossessed Collateral over (b) 80% of the Valuation of the Loan Collateral or Repossessed Collateral securing such Loan as per such updated Valuation.

         "Vice President": With respect to the Depositor or the Trustee, any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

***Confidential information omitted purusant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

         "Workout Fee":  The meaning specified in the Servicing Agreement.

         Section 1.02      Certain Rules of Construction.
         ------------      -----------------------------

         Unless the context of this Agreement or any Supplement clearly requires otherwise: (a) references to the plural include the singular and to the singular include the plural; (b) references to any gender include any other gender; (c) the words "include" and "including" are not limiting; (d) the word "or" has the inclusive meaning represented by the phrase "and/or"; (e) the words "hereof," "herein," "hereby," and "hereunder," and any other similar words, refer to this Agreement or such Supplement (as applicable) as a whole and not to any particular provision hereof; and (f) article, section, subsection, clause, exhibit, and schedule references are to this Agreement or such Supplement (as applicable). Article, section, and subsection headings are for convenience of reference only, shall not constitute a part of this Agreement for any other purpose, and shall not affect the construction of this Agreement or any Supplement. All exhibits and schedules attached hereto are incorporated herein by this reference. Any reference herein to this Agreement or in any Supplement or any other agreement, document, or instrument includes all permitted alterations, amendments, changes, extensions, modifications, renewals, or supplements thereto or thereof, as applicable.

         Section 1.03      Certain Calculations.
         ------------      ---------------------

         For purposes of this Agreement and unless the context of this Agreement clearly requires otherwise:

         (a) All calculations of interest on the Certificates and of Scheduled Expenses shall be made on the basis of a year of three hundred sixty (360) days consisting of twelve (12), thirty (30) day months. All calculations of interest with respect to any Loan shall be made in accordance with the terms of the related Note and Mortgage or, if such documents do not specify the basis upon which interest accrues thereon, on the basis of a year of three hundred sixty
(360) days consisting of twelve (12), thirty (30) day months.

         (b) Subject to Section 1.03(c), all Recoveries in respect of a Loan shall be applied as follows: (i) first, to the reimbursement of any Recovery Expenses with respect to such Loan; (ii) second, to past due Scheduled Payments;
(iii) third, to the Scheduled Payment due in the Due Period in which such Recoveries are received; (iv) fourth, as a principal prepayment on the related Loan; (v) fifth, to the applicable Loan Prepayment Fee, if any, and (vi) sixth, to the Obligor, as required by law or the terms of the related Loan.

         (c) Notwithstanding acceleration or foreclosure of any Loan and the repossession of the related Loan Collateral and the cancellation of the related Loan, such Loan shall (for purposes of all calculations hereunder) be considered to be a Loan held in the Trust Estate until such time as such Loan or the related Repossessed Collateral is sold by the Trust Estate. Consistent with the foregoing, for purposes of all calculations hereunder, so long as such Loan is considered to be a Loan held in the Trust Estate, it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Note shall have been discharged, such Note shall remain outstanding and, for purposes of determining the Loan Balance thereof and in connection with the calculation of any servicing compensation, the interest rate and related amortization schedule in effect at the time of any such acquisition of title shall remain in effect (except that such schedule shall be adjusted to reflect the application of Recoveries in the manner set forth in Section 1.03(b) or 1.03(c), as applicable).

                                   ARTICLE TWO
                                   -----------
                                THE CERTIFICATES
                                ----------------

         Section 2.01      Form Generally.
         ------------      --------------

         Each Class of Certificates and the certificates of authentication shall be in substantially the form set forth in the applicable Supplement, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may, consistently herewith, be determined by the officers executing such Certificates, as evidenced by their execution of the Certificates.

         The definitive Certificates shall be typewritten, printed, lithographed, or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any manner acceptable to the Trustee and the initial purchasers of the Certificates, all as determined by the officers executing such Certificates, as evidenced by their execution of such Certificates.

         Section 2.02      Series; Denomination.
         ------------      ---------------------

         (a) This Agreement provides for the issuance from time to time of one or more Series of Certificates, designated as either a Revolving Series or a Term Series, each subject to and in accordance with the terms of this Agreement and the applicable Supplement. Each Series of Certificates shall have multiple Classes and, to the extent provided in the applicable Supplement, sub-Classes. Certificates in a Revolving Series may be designated in the applicable Supplement as Class A-R, Class B-R, Class C-R or Class D-R, and Certificates in a Term Series may be designated as Class A, Class B, Class C, Class D or Class
R. Each Certificate in a Series shall bear upon the face thereof the designation selected for the Series and Class (and sub-Class, if applicable) to which it belongs.

         (b) Each Class of Certificates issued under this Agreement shall in all respects represent a fractional undivided interest in the Trust Estate, and shall be entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, except as otherwise provided in this Agreement or the applicable Supplement. As and to the extent set forth in the priority of payments in
Section 5.02(b) and the Supplements, the rights of the Holders of certain Classes of Certificates to receive payments of interest and principal shall be subordinated to the rights of the Holders of certain other Classes of Certificates to receive such payments.

         (c) The Supplement with regard to a Series of Certificates shall establish, without limitation, the following terms and provisions of each Class of Certificates of such Series, each of which the Depositor shall determine in authorizing the issuance of any Series:

                   (i) designation of the Series and the Classes of Certificates within such Series;

                  (ii) the applicable Delivery Date, Initial Funding Amount, Initial Payment Date, Minimum Funding Amount, and Transaction Documents Date;

                 (iii) the maximum aggregate principal amount of Certificates of each Class of such Series that may be issued, including the Maximum Series Amount;

                  (iv)  the   Certificate   Interest  Rate  for  each  Class  of
     Certificates in such Series;

                   (v) the Series Termination Date for each Class of Certificates in such Series; and

                  (vi) the priority of payments for the Distribution Account for such Series.

         (d) The aggregate principal amount of Certificates of each Class of each Series which may be authenticated and delivered under this Agreement shall be the Maximum Series Amount, except for Certificates authenticated and delivered upon registration of transfer or in exchange for or in lieu of other Certificates pursuant to Sections 2.04, 2.05, 2.07 or 9.05. Except as specified in the related Supplement, the Certificates shall be issuable only as registered Certificates without coupons in denominations of at least $250,000 and any amount in excess thereof; provided that the foregoing shall not restrict or prevent the transfer in accordance with Sections 2.05 and 2.06 of any Certificate with a remaining Outstanding Principal Amount of less than $250,000.

         Section 2.03      Formation, Execution, Authentication, Delivery and
         ------------      ---------------------------------------------------
Dating
------

         (a) By its conveyance of the Trust Estate to the Trustee as set forth in the Conveyance Clause hereof, the Depositor hereby establishes the Trust in exchange for the Depositor's rights to receive payments hereunder. On the Initial Delivery Date and from time to time thereafter, Certificates shall be issued in accordance with the terms hereof by the Trust and authenticated by the Trustee upon the written order of the Depositor.

         (b) The Certificates shall be executed on behalf of the Depositor by its President or one of its Vice Presidents under its corporate seal imprinted or otherwise reproduced thereon. The signature of these officers on the Certificates must be manual.

         (c) Certificates bearing the manual signatures of individuals who were at any time the proper officers of the Depositor shall bind the Depositor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication or delivery of such Certificates or did not hold offices at the date of authentication or delivery of such Certificates.

         (d) Each Certificate shall bear on its face the applicable Delivery Date and be dated as of the date of its authentication.

         (e) No Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of one of its authorized officers, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.

         Section 2.04      Temporary Certificates.
         ------------      -----------------------

         Pending the preparation of definitive Certificates, the Depositor may execute, and upon Depositor Order, the Trustee shall authenticate and deliver, temporary Certificates which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, containing the same terms and representing the same rights as the definitive Certificates in lieu of which they are issued.

         If temporary Certificates are issued, the Depositor will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary
Certificates at the office or agency of the Depositor to be maintained as provided in Section 8.02(l), without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Depositor shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Certificates of any authorized denominations and of a like initial aggregate principal amount and Series Termination Date. Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates.

         Section 2.05      Registration, Registration of Transfer and Exchange.
         ------------      ----------------------------------------------------

         (a) The Depositor shall cause to be kept at an office or agency to be maintained by the Depositor in accordance with Section 8.02(l) a register (the "Certificate Register"), in which, subject to such reasonable regulations as it may prescribe, the Depositor shall provide for the registration of Certificates and the registration of transfers of Certificates. The Trustee is hereby appointed "Certificate Registrar" for the purpose of registering Certificates and transfers of Certificates as herein provided. The Trustee shall have the right to examine the Certificate Register at all reasonable times and to rely conclusively upon a Certificate of the Certificate Registrar as to the names and addresses of the Holders of the Certificates and the principal amounts and numbers of such Certificates as held.

         (b) Upon surrender for registration of transfer of any Certificate at the office or agency of the Depositor to be maintained as provided in Section 8.02(l) and subject to the conditions set forth in Section 2.06, the Depositor shall execute, and the Trustee or its agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new
Certificates of any authorized denominations and of a like aggregate principal amount, Class, Series and Series Termination Date.

         (c) At the option of the Holder, Certificates of a Series may be exchanged for other Certificates of such Series of any authorized denominations and of a like aggregate principal amount, Class and Series Termination Date upon surrender of the Certificates to be exchanged at such office or agency. Whenever any Certificates are so surrendered for exchange, the Depositor shall execute, and the Trustee or its agent shall authenticate and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive.

         (d) All Certificates issued upon any registration of transfer or exchange of Certificates shall be entitled to the same benefits under this Agreement, as the Certificates surrendered upon such registration of such transfer or exchange.

         (e) Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Depositor or the Certificate Registrar) be duly endorsed or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Depositor and the Certificate Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

         (f) No service charge shall be made to a Holder for any registration of transfer or exchange of Certificates, but the Depositor may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates, other than exchanges pursuant to Section 2.04 or Section 9.05 not involving any registration of transfer.

         Section 2.06      Limitation on Transfer and Exchange.
         ------------      ------------------------------------

         (a) The Certificates have not been registered or qualified under the Securities Act of 1933, as amended (the "1933 Act") or the securities laws of any state. No transfer of any Certificate shall be made unless that transfer is made in a transaction which does not require registration or qualification under the 1933 Act or under applicable state securities or "Blue Sky" laws. In the event that a transfer is to be made without registration or qualification, such Certificateholder's prospective transferee shall (i) deliver to the Trustee an Investment and Assumption Letter and (ii) if the Trustee deems necessary (in other than a transfer under Rule 144A), deliver to the Trustee an opinion of counsel that the transfer is exempt from such registration or qualification (which opinion shall not be at the expense of the Depositor, the Trustee, the Servicer or the Trust Estate). Neither the Depositor nor the Trustee is obligated to register or qualify the Certificates under the 1933 Act or any other securities law. Any such Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability, cost or expense (including attorneys' fees) that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. The Trustee shall promptly, after receipt of such information as is set forth in the next succeeding sentence, furnish to any Holder, or any prospective owner designated by a Holder, the information required to be delivered to Holders and prospective owners of Certificates in connection with resales of the Certificates to permit compliance with Rule 144A of the 1933 Act in connection with such resales. Such information shall be provided to the Trustee by the Servicer.

         (b) No acquisition or transfer of a Certificate or any interest therein may be made to any Benefit Plan Investor or to any Person who is directly or indirectly purchasing such Certificates or an interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of, such a Benefit Plan Investor unless the Trustee is provided with evidence that establishes to the satisfaction of the Trustee that either no "prohibited transaction" under ERISA or the Code will occur in connection with such prospective acquiror's or transferee's acquisition and holding of the Certificates or that the acquisition and holding of the Certificates by such prospective acquiror or transferee is subject to a statutory or administrative exemption.

         (c) Except as otherwise provided in the applicable Certificate Purchase Agreement, no acquisition or transfer of a Certificate or any interest therein may be made during such Certificate's Funding Period without the prior written consent of the Depositor.

         (d) In addition, no transfer of a Certificate shall be permitted, and no such transfer shall be registered by the Trustee or the Certificate Registrar on the Certificate Register, or shall be effective hereunder, if such transfer or the registration of such transfer would cause the Trust to have, directly or indirectly, more than 98 Certificateholders at any time. The Servicer hereby agrees to determine at least annually the number of Certificateholders and promptly notify the Trustee of the restriction in this subsection (c) if the number of beneficial owners exceeds seventy-five. The Trustee further agrees that it shall not participate in the establishment of an "established securities market" (within the meaning of section 1.7704-1(b) of the Treasury Regulations) or a "secondary market or the substantial equivalent thereof" (within the meaning of section 1.7704-1(c) of the Treasury Regulations), or the inclusion of any of the Certificates in such a market, nor shall it permit the registration or listing of any Certificate on any such market.

         (e) The Trustee shall have no liability to the Trust Estate or any Certificateholder arising from a transfer of any such Certificate in reliance upon a certification described in this Section 2.06.

         Section 2.07      Mutilated, Destroyed, Lost or Stolen Certificat.
         ------------      ------------------------------------------------

         If (a) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate (which evidence shall be, in the case of a Qualified Institutional Buyer, notice from such Qualified Institutional Buyer of such ownership and such loss, theft, destruction or mutilation), and (b) in the case of any such destruction, loss or theft, there is delivered to the Trustee such security or indemnity as may be required by the Trustee to save the Depositor, the Trustee or any agent of any of them harmless (provided that, if the Holder of the Certificate is, or is a nominee for, a
 --------
Qualified Institutional Buyer, then such Qualified Institutional Buyer's own unsecured agreement of indemnity shall be deemed to be satisfactory for such purpose), then, in the absence of notice to the Depositor or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Depositor shall execute and, upon its request, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same tenor, Series, Class, initial principal amount and Series Termination Date, bearing a number not contemporaneously outstanding. If after the delivery of such new Certificate, a bona fide purchaser of the original Certificate in lieu of which such new Certificate was issued presents for payment such original Certificate, the Depositor and the Trustee shall be entitled to recover such new Certificate from the person to whom it was delivered or any person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Depositor or the Trustee or any agent of any of them in connection therewith. If any such mutilated, destroyed, lost or stolen Certificate shall have become or shall be about to become due and payable, or shall have become subject to redemption in full, instead of issuing a new Certificate, the Depositor may pay such Certificate without surrender thereof, except that any mutilated Certificate shall be surrendered.

         No service charge shall be made to a Holder for any registration of transfer, exchange or issuance of Certificates, but the Depositor may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates, other than exchanges pursuant to Section 2.04 or Section 9.05 not involving any registration of transfer.

         Every new Certificate issued pursuant to this Section 2.07, in lieu of any destroyed, lost or stolen Certificate, shall constitute an original additional contractual obligation of the Depositor, whether or not the destroyed, lost or stolen Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Certificates duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the maximum extent permitted by law) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

         Section 2.08      Payment of Principal and Interest.
         ------------      ----------------------------------

         (a) Each Certificate shall bear interest during each Accrual Period at the Certificate Interest Rate applicable to such Class and Series on the Outstanding Principal Amount of such Certificate (as of the first day of the Accrual Period) until and including the last day preceding the Payment Date on which its Outstanding Principal Amount has been reduced to zero, and, if and to the extent specifically provided for in the related Supplement and to the extent that the payment of such interest shall be legally enforceable, on any overdue installment of interest from the date such interest became due until fully paid. Unless otherwise specified in the related Supplement, such interest shall be calculated on the basis of a three hundred sixty

(360) day year consisting of twelve (12) months of thirty (30) days each. Interest shall be payable in arrears on each Payment Date. On any Reset Date preceding any Accrual Period or Delivery Date, the Servicer shall determine the changes, if any, applicable to the Certificate Interest Rates and will promptly provide notice by 11:00 a.m. local time (of the Servicer) of such determination to the Holders of Certificates and the Trustee.

         In addition to the foregoing, with respect to any Funding occurring in any Accrual Period since the preceding Payment Date, the related Funding Amounts shall accrue interest from the related Funding Date through the end of the Accrual Period in which such Funding occurs in the amount of the applicable First Period Interest, which interest shall be paid on the next Payment Date to the Series and Class of Certificates having made such Funding. The Servicer shall determine the First Period Interest due on a Funding Amount based on the rate established on the applicable Reset Date.

         Accrued but unpaid interest on a Certificate shall be paid on a Payment Date to the extent of funds available to be distributed as interest on such Class in accordance with the priorities set forth in Article Five and the related Supplement.

         In making any interest payments hereunder, if the interest calculation with respect to a Certificate shall result in a portion of such payment being less than $0.01, then such payment shall be decreased to the nearest whole cent and no subsequent adjustment shall be made in respect thereof.

         (b) The principal of each Certificate shall be payable in installments beginning on the Initial Payment Date for such Series and ending no later than the applicable Series Termination Date for such Series unless such Certificate becomes due and payable at an earlier date by call for redemption or otherwise under the terms of the applicable Supplement. All reductions in the principal amount of a Certificate effected by payments of installments of principal made on any Payment Date shall be binding upon all future Holders of such Certificate and of any Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Certificate. Each installment of principal payable on a Certificate shall be in an amount equal to that Certificate's pro rata share of the Principal Distribution Amount for such Class and Series that is available to be paid in accordance with the priorities of Article Five and the related Supplement. All payments of principal with respect to the Certificates of a particular Class and Series shall be made on a pro rata basis based upon the ratio that the Outstanding Principal Amount of a Certificate bears to the Outstanding Principal Amount of all Certificates of such Class and Series; provided that if, as a
                                                         --------
result of such proration, a portion of such principal would be less than $0.01, then such payment shall be reduced to the nearest whole cent and no subsequent adjustment shall be made in respect thereof..

         In addition to the foregoing, on each Payment Date the Certificate Prepayment Fee Amount shall be distributed to the Holders of any Series and Class of Certificates then receiving a distribution of Prepaid Principal Amount, in the same proportion as such Prepaid Principal Amount is then being distributed. For purposes of this computation, the first dollars of the Principal Distribution Amount for a Payment Date shall be deemed attributable to the Prepaid Principal Amount for such Due Period and such computation shall be made after the reallocations provided for in Section 5.02(c) hereof. All payments of Certificate Prepayment Fee Amounts with respect to the Certificates of a particular Class and Series shall be made on a pro rata basis based upon the ratio that the Outstanding Principal Amount of a Certificate bears to the Outstanding Principal Amount of all Certificates of such Class and Series; provided that if, as a result of such proration, a portion of such principal
--------
would be less than $0.01, then such payment shall be reduced to the nearest whole cent and no subsequent adjustment shall be made in respect thereof..

         (c) Notwithstanding the foregoing, the Class R Certificates of any Term Series shall be entitled solely to the payment of the amounts specified in the related Supplement or otherwise released from the Reserve Account as provided in
Section 5.03(d).

         (d) The principal, interest and any other amounts paid on the Certificates are payable either (i) by check mailed by first-class mail to the Person whose name appears as the Registered Holder of such Certificate on the Certificate Register at the address of such Person as it appears on the Certificate Register or (ii) by wire transfer in immediately available funds to the account specified in writing to the Trustee by such Registered Holder at least five Business Days prior to the Record Date for the Payment Date on which wire transfers will commence, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. All payments on the Certificates shall be paid without any requirement of presentment. The Depositor shall notify the Person in whose name a Certificate is registered at the close of business on the Record Date next preceding the Payment Date on which the Depositor expects that the final installment of principal of such Certificate will be paid that the Depositor expects that such final installment will be paid on such Payment Date. Such notice shall be mailed no later than the tenth day prior to such Payment Date and shall specify the place where such Certificate may be surrendered. Funds representing any such checks returned undeliverable shall be held in accordance with Section 7.16. Each Certificateholder shall surrender its Certificate to the Trustee within thirty (30) days after the Final Payment Date therefor; provided that if the Holder of any Certificate is, or is a nominee for, a Qualified Institutional Buyer, then such Qualified Institutional Buyer need not surrender its Certificate but shall indemnify the Trustee and the Depositor for any losses attributable to the failure to surrender such Certificate.

         (e) The Certificates are payable only out of the Trust Estate and do not represent recourse obligations of the Depositor, the Servicer or any Affiliate thereof or any successor thereto.

         Section 2.09      Persons Deemed Owner.
         ------------      ---------------------

         Prior to due presentment for registration of transfer of any Certificate, the Depositor, the Trustee and any agent of the Depositor or the Trustee shall treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving payments of principal of and interest on such Certificate and for all other purposes whatsoever, whether or not such Certificate be overdue, and neither the Depositor, the Trustee nor any agent of the Depositor or the Trustee shall be affected by notice to the contrary.

         Section 2.10      Cancellation.
         ------------      -------------

         All Certificates surrendered to the Trustee for payment, registration of transfer or exchange (including Certificates surrendered to any Person other than the Trustee which shall be delivered to the Trustee) shall be promptly canceled by the Trustee. No Certificates shall be authenticated in lieu of or in exchange for any Certificates canceled as provided in this Section 2.10, except as expressly permitted by this Agreement. All canceled Certificates held by the Trustee shall be disposed of by the Trustee as is customary with its standard practice.

         Section 2.11      Tax Treatment.
         ------------      --------------

         The Depositor has structured this Agreement and the Certificates with the intention that the Trust formed hereby be treated as a partnership, with the assets of the partnership including all of the assets comprising the Trust Estate and the partners of the partnership being all Certificateholders and the Depositor. The Depositor, the Trustee, the Servicer and each Certificateholder, by acceptance of such Person's Certificate (and any Person that is a beneficial owner of any interest in a Certificate, by virtue of such Person's acquisition of a beneficial interest therein) agree to report the transactions contemplated hereby in accordance with such stated intentions unless and until determined to the contrary by an applicable taxing authority. In connection therewith, the Depositor shall be designated as the "tax matters partner" of the Trust and shall be authorized to maintain capital accounts and make partnership allocations in accordance with Section 704 of the Code, which allocations shall track as nearly as possible the cash distributions made to the various parties hereunder.

         In no event shall the Trust, or any party with the authority to act on behalf of the Trust, make the election described in Treasury Regulation 301.7701-3(a) to treat the Trust as an association taxable as a corporation for United States federal income tax purposes, or in any comparable state tax law.

         Section 2.12      No Petition By Certificateholders.
         ------------      ----------------------------------

         Each Holder of a Certificate, by acceptance of such Person's Certificate, agrees that during the term of this Agreement and for one year and one day after the termination hereof, such Holder or any Affiliate thereof will not (without the consent of Holders holding at least 51% of all Rated Certificates, by Outstanding Principal Amount) file any involuntary petition or otherwise institute or cooperate in the institution of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Depositor or the Trust.

                                  ARTICLE THREE
                                  --------------

              ISSUANCE OF CERTIFICATES; SUBSTITUTIONS OF COLLATERAL
              ------------------------------------------------------

         Section 3.01      Conditions to Initial Issuance of Certificats.
         ------------      ----------------------------------------------

         Each Certificate to be issued on the Initial Delivery Date shall be executed by the Depositor and delivered to the Trustee for authentication, and thereupon, the same shall be authenticated and delivered by the Trustee upon Depositor Order and upon receipt by the Trustee of the following:

         (a) a Company Certificate and an AFI Certificate with the related Loan Schedule attached thereto;

         (b) the original manually executed counterpart of each Loan to be acquired on such date and all other items included in the related Loan Files, subject to such exceptions as shall be noted in an exception report delivered in accordance with Section 4.06, by the Trustee to the Depositor, the Servicer, the Certificateholders of the Series being issued on such date and the Rating Agency;

         (c) a Board Resolution of each of the Depositor, the Servicer, the Special Servicer, the Servicing Advisor and the Company authorizing, as applicable, the execution, delivery and performance of the Transaction Documents and the transactions contemplated hereby and by the other Transaction Documents, certified by the Secretary or an Assistant Secretary of the Depositor, the Servicer, the Special Servicer, the Servicing Advisor or the Company, as applicable;

         (d) a copy of an officially certified document, dated not more than 30 days prior to the Initial Delivery Date, evidencing the due organization and good standing of each of the Depositor, the Servicer, the Special Servicer, the Servicing Advisor and the Company in their respective states of formation;

         (e) copies of the organizational documents of each of the Depositor, the Servicer, the Special Servicer, the Servicing Advisor and the Company, certified by the Secretary or Managing Member, as applicable, of the Depositor, the Servicer, the Special Servicer, the Servicing Advisor and the Company;

         (f) (i) evidence of filing with the Secretary of State of the State (and with the relevant county, if required by the applicable state law) of the Company's chief executive office of UCC-1 financing statements executed by the Company, as debtor, and naming the Depositor as secured party, the Trustee for the benefit of the Certificateholders, as assignee, and the Loan Assets as collateral; (ii) evidence of filing with the Secretary of State of the State (and with the relevant county, if required by the applicable state law) of the Depositor's chief executive office of UCC-1 financing statements executed by the Depositor, as debtor, and naming the Trustee for the benefit of the
Certificateholders,  as secured party,  and the Trust Estate as collateral;  and
(iii) evidence of all other filings, recordations or other actions required to be made, filed, recorded or taken under Section 2.06 of the Loan Acquisition Agreement;

         (g) certificates listing the Servicing Officers of the Servicer, the Special Servicer, and the Servicing Advisor as of the Initial Delivery Date;

         (h) executed copies of each of the Supplement for the Series of Certificates being issued on the Initial Delivery Date, the Servicing Agreement, the Loan Acquisition Agreement and the Swap Agreement;

         (i) evidence of the deposit by the Depositor into the Collection Account of any amounts due and paid on the Loans since the applicable Cut-Off Date;

         (j) confirmation from the Rating Agency that each Class of Certificates in the Series being issued on such date has been assigned the credit rating required under the Certificate Purchase Agreements for such Series; and

         (k) such other documents as the Trustee or the prospective Certificateholders of such Series may reasonably require, including such documents and opinions as are described in the applicable Certificate Purchase Agreement.

         Section 3.02      Issuances of Additional Series of Certificates.
         ------------      -----------------------------------------------

         (a) Additional Series of Revolving or Term Certificates may be issued in accordance with the terms of this Agreement, provided that no new Series of
                                                  --------
Certificates shall be issued without the consent of the Certificateholder Agent.

         (b) On or before the Delivery Date relating to any new Series of Certificates, the parties hereto shall execute and deliver a Supplement specifying the terms applicable to such new Series of Certificates. The terms set forth in such Supplement may modify or amend, subject to Article Nine, the terms of this Agreement solely as applied to such new Series of Certificates.

         (c) Each new Series of Certificates shall be executed by the Depositor and delivered to the Trustee for authentication, and thereupon, the same shall be authenticated and delivered by the Trustee upon Depositor Order and upon receipt by the Trustee of the following:

                   (i) a Supplement for such Series of Certificates executed by each party hereto other than the Trustee;

                  (ii) if the Depositor is acquiring Loans from the Company on the applicable Delivery Date, compliance with the requirements for a Funding set forth in Article IV;

                 (iii) on or before the tenth Business Day immediately preceding the Delivery Date for the Series to be issued (unless the parties to be notified agree to a shorter time period), the Depositor shall have given the Trustee, the Servicer and the Rating Agency notice of such issuance and the applicable Delivery Date;

                  (iv) the Depositor shall have delivered to the Trustee an Officer's Certificate of the Depositor to the effect that such issuance will not result in a Default and all conditions precedent provided in this Agreement relating to the authentication and delivery of the additional Series of Certificates proposed to be issued have been complied with;

                   (v) to the extent  not  previously  filed,  (A)  evidence  of filing with the Secretary of State of the State (and with the relevant county, if required by the applicable state law) of the Company's chief executive office of UCC-1 financing statements executed by the Company, as debtor, and naming the Depositor as secured party, the Trustee for the benefit of the Certificateholders as assignee, and the applicable Loan Assets as collateral; (B) evidence of filing with the Secretary of State of the State (and with the relevant county, if required by the applicable state law) of the Depositor's chief executive office of UCC-1 financing statements executed by the Depositor, as debtor, and naming the Trustee for the benefit of the Certificateholders, as secured party, and the Trust Estate as collateral; and (C) evidence of all other filings, recordations or other actions required to be made, filed, recorded or taken under
         Section 2.06 of the Loan Acquisition Agreement;

                  (vi) confirmation from the Rating Agency of the initial rating on each Class of Certificates in any Series then Outstanding along with evidence that each Class of Certificates in the Series being issued has been assigned the credit rating required under the Certificate Purchase Agreements for such Series;

                 (vii) an opinion of counsel to the effect that the Trust will not be taxable as an association or as a publicly traded partnership as a result of the issuance of such Series of Certificate;

                (viii) evidence of the deposit by the Depositor into the Collection Account of any amounts due and paid under the Loans of such Series since the related Cut-Off Date; and

                  (ix)  such   other   documents,   certificates,   instruments,
         opinions, or other items as may be required by the terms of the Supplement creating such Series of Certificates or the Certificate Purchase Agreements executed in connection therewith.

         Upon satisfaction of the above conditions, the Trustee shall execute the Supplement and issue and deliver to or upon the order of the Depositor the applicable Certificates.

         Section 3.03      Perfection of Transfer.
         ------------      -----------------------

         (a) The Depositor and the Company shall file such Uniform Commercial Code financing statements and assignments as are described in Sections 3.01and
3.02 in accordance with such Sections and take such other actions as are required (i) to perfect the sale by the Company to the Depositor of the Loans and the related Loan Assets, (ii) to assign to the Trustee all Uniform Commercial Code financing statements perfecting the security interest of the Depositor (as assignee of the Company) in the related Loan Collateral, (iii) to perfect the first priority security interest of the Trustee in the Loans and the related Loan Assets and (iv) to cause any related Loan Collateral (including any Mortgages) to name the Trustee as lienholder. From time to time thereafter, the Servicer shall take or cause to be taken such actions and execute such documents as are necessary to perfect and protect the Trustee's interest in the Loans and the Loan Collateral against all other Persons, including the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records.

         (b) File-stamped copies of such Uniform Commercial Code financing statements and assignments with respect to the Loans shall be given to the Trustee within ten (10) days of the Initial Delivery Date.

         (c) If any change in either the Company's or the Depositor's name, identity, structure or the location of its principal place of business or chief executive office occurs, then the Depositor shall, or the Depositor shall cause the Company to, deliver thirty (30) days prior written notice of such change or relocation to the Servicer, the Certificateholder Agent and the Trustee and no later than the effective date of such change or relocation, the Servicer shall file such amendments or statements as may be required to preserve and protect the Trustee's interest in the Trust Estate.

         (d) During the term of this Agreement, the Depositor shall maintain its chief executive office and principal place of business in one of the States of the United States.

         (e) The Servicer agrees to pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the Trustee's right, title and interest in and to the Trust Estate.

         (f) The Trustee shall hold the original manually executed counterparts of each Loan at its office in the State of New York, or at any such new address in the State of New York, as the Trustee shall inform the Servicer, the Depositor, and the Certificateholders in writing from time to time. The Trustee shall hold each Loan for the benefit of Certificateholders, and shall maintain accurate records pertaining to each Loan including a current inventory thereof. The Trustee may, pursuant to a Request for Release of Documents, temporarily release such Loan to the Special Servicer, provided that such request shall be
                                             --------
in writing with an explanation of the intended use specified and the Certificateholder Agent shall receive a copy of such Request for Release of Documents. Any Loan temporarily released from the custody of the Trustee to the Special Servicer or its agents shall have stamped on it prior to delivery a legend to the effect that the Loan is the property of Manufacturers and Traders Trust Company, as Trustee. The Special Servicer shall hold any such Loan in trust for the benefit of the Trustee and shall promptly return the Loan to the Trustee when the need therefor no longer exists.

         Section 3.04      Substitution and Repurchase of Loan Assets.
         ------------      -------------------------------------------

         (a) If any party hereto obtains knowledge (within the meaning of Section 7.01(e)), or discovers or is notified by the Servicer that any of the representations and warranties of the Company in the Loan Acquisition Agreement were incorrect at the time as of which such representations and warranties were made, then the Person discovering such defect, omission, or circumstance shall promptly notify the other parties to this Agreement.

         (b) Within the time period and in the manner set forth in Section 3.03 of the Loan Acquisition Agreement, the Depositor shall require the Company to substitute for, or repurchase, Loan Assets as required by Section 3.03 of the Loan Acquisition Agreement. The proceeds of a repurchase shall be remitted by or on behalf of the Depositor to the Collection Account in accordance with Sections
3.03 and 3.04 of the Loan Acquisition Agreement.

         (c) If the Depositor fails to enforce the purchase or substitution obligation of the Company under the Loan Acquisition Agreement, the Trustee shall, at the direction of the Controlling Holders (provided, in each case, that
                                                    --------
the requirements of Section 7.03(e) have been satisfied), enforce such repurchase or substitution obligation for the benefit of the Certificateholders, and the Trustee is hereby appointed attorney-in-fact to act on behalf of and in the name of the Depositor to require such repurchase or substitution.

         (d) With respect to any Loan that becomes a Defaulted Loan or a Delinquent Loan, the Depositor (and if not the Depositor, the Directing Holder) may, upon five (5) Business Days notice to the Trustee, purchase such Loan at the Repurchase Price or remove such Loan from the Trust Estate and deposit the Repurchase Price and/or deliver a Substitute Loan meeting the same requirements as those specified in Section 3.04 of the Loan Acquisition Agreement for substitutions and purchases by the Company upon breaches of a representation or warranty by the Company thereunder; provided that the aggregate Loan Balance
                                      --------
(computed without regard to clause (c) and the proviso to such definition) of such Defaulted Loans and Delinquent Loans that are substituted or removed by the Depositor shall be subject to the Overall Substitution/Repurchase Limitation; provided further that no substitution or repurchase shall be made if (i) such
-----------------
substitution or repurchase is made with any intent to hinder, delay, or defraud any entity to which the Company is or will become indebted; (ii) there shall be any reason to believe that the Company is insolvent or that such substitution or repurchase will render the Company insolvent on the date thereof or as a result of such substitution or repurchase;
(iii) at the time of such substitution or repurchase, the Company is engaged in business, or about to engage in business, for which the assets remaining with it after the substitution or repurchase will be an unreasonably small amount of capital; or (iv) the Company intends or believes that it will incur debts beyond its ability to pay as such debts mature.

         (e) Any Substitute Loans conveyed to the Trustee shall be accompanied by the following items:

                   (i) on or before the applicable Acquisition Date, a Company Certificate and an AFI Certificate, each such certificate having attached thereto a Loan Schedule and subjecting such Substitute Loan to the provisions thereof and hereof , along with a Pending Credit Schedule for such Substitute Loan; and

                  (ii) by the time required in Section 4.06, the original executed counterpart of the Substitute Loan and all other items included in the related Loan File.

         Section 3.05      Releases.
         ------------      --------

         (a) The Depositor shall be entitled to obtain a release from the lien of this Agreement for any Loan and the related Loan Collateral at any time (i) after a payment by the Company or the Depositor of the Repurchase Price of the Loan or (ii) after a Substitute Loan is substituted for such Loan, if the Depositor delivers to the Trustee an Officer's Certificate (A) identifying the Loan and the related Loan Collateral to be released and requesting the release thereof, (B) setting forth the amount deposited in the Collection Account with respect thereto or identifying the Substitute Loan, as the case may be, and (C) certifying that either the amount deposited in the Collection Account or the Loan Balance of the Substitute Loan, as the case may be, equals the Repurchase Price of the Loan.

         (b) Upon satisfaction of the conditions specified in subsection (a), the Trustee shall release from the lien of this Agreement and deliver to or upon the order of the Depositor (or to or upon the order of the Company if it has satisfied its obligations under Section 3.04 of the Loan Acquisition Agreement with respect to a Loan) the Loan and any related Loan Collateral described in the Depositor's request for release.

         Section 3.06      Trust Estate.
         ------------      ------------

         The Trustee may, and when required by the provisions of this Agreement shall, execute instruments to release property from the lien of this Agreement, or convey the Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Agreement. No party relying upon an instrument executed by the Trustee as provided in this Article Three shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         Section 3.07      Notice of Release.
         ------------      -----------------

         The Trustee shall be entitled to receive at least ten (10) days notice of any action to be taken pursuant to Section 3.05(a), accompanied by copies of any instruments involved.

         Section 3.08      Nature of Transfer.
         ------------      ------------------

         To the extent that the transfer of the Trust Estate from the Depositor to the Trustee is deemed to be a secured financing, the Depositor shall be deemed hereunder to have granted to the Trustee, and the Depositor does hereby grant to the Trustee, a security interest in all of the Depositor's right, title and interest in, to and under the Trust Estate, whether now owned or hereafter acquired. For purposes of such grant, this Agreement shall constitute a security agreement under applicable law.

                                  ARTICLE FOUR
                                  ------------

                                    FUNDINGS
                                    --------


         Section 4.01      General.
         ------------      --------

         Subject  to  satisfaction  of the  conditions  precedent  set  forth in
Section 4.03 or 4.04, as applicable, the Depositor shall be eligible to obtain Fundings under the Certificates on the Delivery Date for such Series of Certificates and thereafter on any applicable Funding Date.

         Section 4.02      Funding Amounts.
         ------------      ----------------

         The Funding Amount for a Funding Group acquired on a Funding Date shall be determined by the Depositor and confirmed by the Trustee (based solely on the information contained in the Funding Report) and shall be reflected in a Funding Report with respect to such Funding Group. Each Funding Group shall be conveyed to the Trust pursuant to an AFI Certificate and the Loans in such Funding Group shall be identified on a Loan Schedule attached to the AFI Certificate and the Company Certificate for such Funding. The related Loan Files shall be held by the Trustee for the benefit of the Certificateholders as provided herein.

         Section 4.03      Procedures for Obtaining Fundings Under a Revolving
         ------------      ---------------------------------------------------
Series.
-------

         (a)  Conditions  Precedent.  Each Funding  under a Revolving  Series is
              ----------------------
subject to the satisfaction of the following conditions precedent on the relevant date specified below:

                   (i) fifteen (15) days prior to the Funding Date (or such shorter period of time as may be agreed to by the Certificateholder Agent in its sole discretion), the Depositor shall deliver, for each Loan to be funded, (A) the related Pending Credit Schedule to the Rating Agency and the Certificateholder Agent, and (B) the related credit application, preliminary credit memorandum, preliminary Valuation, draft Loan Funding Checklist and draft credit agreement (blacklined against the Standard Form thereof) to the Certificateholder Agent;

                  (ii) the Depositor shall deliver to the Certificateholder Agent, as soon as possible, with respect to each Loan to be funded, written notice of any exceptions intended to be included on the Funding Report relating to such Loan, which notice shall specify with reasonable detail the nature of such exceptions;

                  (iii) five (5) Business Days prior to the Funding Date (or such shorter period of time as may be agreed to by the Certificateholder Agent in its sole discretion), the Depositor shall deliver, for each Loan to be funded, (A) an updated Pending Credit Schedule to the Trustee, the Rating Agency and the Certificateholder Agent, (B) a *** to the Rating Agency and the Certificateholder Agent, and (C) the Valuation, a draft Funding Report, indicating the amount of the Funding, the related credit memorandum, and drafts of all of the items on the Loan Funding Checklist for such Loan (blacklined against the Standard Forms thereof, to the extent applicable) to the Certificateholder Agent;

                  (iv) two (2) Business Days prior to the requested Funding Date, the Depositor shall deliver, (A) with respect to each Loan to be funded, the final Funding Report to the Rating Agency and the
         Certificateholder Agent and (B) to the Trustee and the Certificateholder Agent, with respect

***Confidential information omitted purusant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

         to all Loans to be funded, an AFI Certificate and Company Certificate, each accompanied by a copy of the applicable Loan Schedule, executed by the Depositor, or the Company, respectively;

                   (v) on the Funding Date, the Depositor shall deliver to the Trustee either (A) the original manually executed counterpart of the Loans relating to such Funding and the other items comprising the related Loan Files or (B) the Escrow Instructions or evidence acceptable to the Certificateholder Agent that such items have been obtained from the Obligor and are being held in escrow with delivery of the Loan Files to be made in accordance with Section 4.06;

                  (vi) (A) the Loans in the proposed Funding Group shall be Eligible Loans and shall not cause the Loan Pool to violate the Pool Criteria, (B) after giving effect to such Funding, the applicable Maximum Series Amount shall not be exceeded, and (C) if any Funded Loan is subject to Existing Indebtedness the Depositor shall use the proceeds of such Funding to repay such Existing Indebtedness and shall obtain a release and extinguishment of rights from the obligee of such Existing Indebtedness, which shall include an acknowledgment that upon such repayment all obligations owing to such obligee and relating to such Funded Loan have been satisfied;

                 (vii) such Funding shall occur on a date prior to the applicable Funding Termination Date and shall be at least equal to the Minimum Funding Amount for Series or Class, as applicable;

                (viii) no Default (other than a Servicing Advisor Default), Depositor Event of Default, Servicer Event of Default, Special Servicer Event of Default or Servicing Advisor Event of Default shall exist or shall result from the Funding;

                  (ix) both before and after giving effect to such Funding, the Pool Performance Condition shall be met; and

                   (x) such other conditions as may be specified in the applicable Supplement or related Certificate Purchase Agreement(s).

         (b) Preparation of Funding Report. In connection with each Funding, the
             -----------------------------
Depositor shall prepare the Funding Report and the Loan Schedule and shall calculate the First Period Interest with respect to each Funding Amount. Each Funding Report shall be countersigned by the Certificateholder Agent to evidence its approval of the contents thereof.

         Section 4.04      Procedures for Obtaining Fundings Under Term
         ------------      --------------------------------------------
Certificates.
------------

         Each Funding under a Term Series shall also be based upon a Funding Report and shall be subject to the satisfaction of the conditions precedent that are specified in the applicable Supplement or related Certificate Purchase Agreement(s) for such Series.

         Section 4.05      Obligation of Certificateholders to Make Fundings.
         ------------      --------------------------------------------------

         (a) Unless otherwise specified in the related Supplement, upon the issuance of each Series of Certificates and execution of a Certificate Purchase Agreement on the related Delivery Date, the initial Certificateholders shall have agreed, and by their acquisition of any Certificates and execution of an Investment and Assumption Letter after the applicable Delivery Date, any subsequent Certificateholders shall have agreed, on the terms and conditions set forth herein, in the applicable Supplement and the related

Certificate Purchase Agreement(s) to make Fundings to the Depositor on the Delivery Date and from time to time thereafter during the Funding Period.


         (b) On the Delivery Date for a Series, a Funding shall take place under such Series in an aggregate amount equal to the Initial Funding Amount specified for each Class in such Series. All subsequent Fundings under that Series shall be made by each Class in the proportions and priorities set forth in the Supplement for such Series.

         (c) Each Class of each Series of Certificates shall be issued in an aggregate principal amount equal to the Maximum Series Amount for such Class, although at any one time the Outstanding Principal Amount may be less than the Maximum Series Amount for such Class of such Series. The Certificateholders shall endorse on a schedule, which shall be attached to each Certificate, the date and amount of each Funding made by such Certificateholder with respect to the related Series and the amount of each payment of principal made by the Depositor with respect thereto; provided that the Certificateholders may, at
                                  --------
their option, record the amount of their respective Fundings in other internal records rather than on such a schedule. The Certificateholders are authorized and directed by the Depositor to make such endorsements or records but each Certificateholder's records shall be effective only if such records are in agreement with the applicable Certificate Register maintained by the Trustee, absent manifest error in such Certificate Register. Failure by any Certificateholders to make, or an error by any Certificateholder in making, such endorsement or record with respect to any Funding shall not limit or otherwise affect the obligations of the Depositor hereunder or under any Certificate.

         (d) Subject to the terms hereof, each Certificateholder will wire directly to the account specified in the applicable Funding Report on the applicable Funding Date in immediately available funds such Certificateholder's allocable share of the Funding Amount for its Class that is specified in the Funding Report for such Class and Series. Each such Certificateholder's allocable share of a Funding shall be based on a fraction, the numerator of which shall be equal to the maximum principal amount of such Holder's Certificate (as indicated on the face of such Certificate), and the denominator of which shall be equal to the Maximum Series Amount for such Class.

         (e) The failure of any Certificateholder to remit its allocable share of any Funding Amount for its Series and Class on the Delivery Date or any subsequent Funding Date shall not relieve any other Certificateholder in such Series of any obligation hereunder to make its allocable share of a Funding Amount for its Class and Series on such date. Any nondefaulting Certificateholder may, but is not required to, fund the portion of the Funding Amount of its respective Class and Series, not funded by the defaulting Certificateholder. If a nondefaulting Certificateholder does not fund the portion of the Funding Amount due from the defaulting Certificateholder, the Funding Amount and the Minimum Funding Amount with respect thereto shall be reduced by the defaulting Certificateholder's allocable portion of the Funding Amount and the Depositor shall have all remedies available to it under applicable law in respect of the defaulting Certificateholder.

         (f) Immediately following each Funding or payment of principal on any Series of Certificates, the Trustee shall make an appropriate notation in the applicable Certificate Register indicating the amount and date of the Funding or payment and the unused Maximum Series Amount after giving effect to any Funding.

         Section 4.06      Delivery of Loan Files.
         ------------      -----------------------


         (a) The Depositor shall or shall cause the Company to comply with the requirements relating to Funded Loans and Substitute Loans as set forth in the Loan Acquisition Agreement (including compliance with the Eligibility Criteria and the Pool Criteria) within the time periods set forth therein. On or prior to any Acquisition Date, the Depositor shall deliver to the Trustee either (i) the final, executed Loan File or (ii) evidence acceptable to the Certificateholder Agent that such documents are being held in escrow pursuant to the related Escrow Instructions, in which case the Loan File shall be delivered to the Trustee in accordance with the provisions of the Loan Acquisition Agreement. Upon receipt of a Loan File, the Trustee will review such files and shall confirm, by execution and delivery of a certificate of the Trustee to the Depositor and the Certificateholder Agent, that: (A) the Trustee has received a Loan File for each Loan that it is listed on the Loan Schedule; (B) such Loan File contains all of the items listed on the Loan Funding Checklist for such Loan, including original executed copies of those items required to be originals pursuant to the Loan Funding Checklist for such Loan.

         (b) If, upon examination of the Loan Files in accordance with this Section, the Trustee determines that any such Loan File is incomplete, the Trustee shall, within two (2) Business Days, deliver an exception report to the Depositor, the Servicer and the Certificateholder Agent by telephone or telecopy.

         (c) Within thirty (30) days after each Acquisition Date, the Trustee shall review any exception report delivered pursuant to Section 7.14 in connection with the related Loan Files and shall verify that it has possession of any missing items noted thereon. The Trustee shall send such verification report and notice of any defects to the Depositor, the Company and Servicer within thirty (30) days thereafter and shall take any appropriate action under the Loan Acquisition Agreement.

         (d) Notwithstanding anything to the contrary contained in this Section 4.06, any review by the Trustee of the documents contained in a Loan File shall be limited to ascertaining that such documents appear on their face to be executed original counterparts of the documents listed on the applicable Loan Funding Checklist. The Trustee shall have no obligation to verify the authenticity, completeness or legal sufficiency of any such documents or the genuineness of any signatures thereon.

                                  ARTICLE FIVE
                                  ------------

                     ACCOUNTS, ALLOCATIONS AND DISTRIBUTIONS
                     ---------------------------------------

         Section 5.01      Collections; Collection Account.
         ------------      --------------------------------

         (a) Except as otherwise expressly provided herein or in the Servicing Agreement, the Trustee may demand payment or delivery of, and shall receive and collect, all money and other property payable to or receivable by the Trustee in respect of the Trust Estate. The Trustee shall, upon the request of the Servicer, provide the Servicer with the information requested by the Servicer regarding the amount of Collections received by the Trustee in the accounts held in the name of the Trustee (including the Lockbox Account) so as to permit the Servicer to perform its duties under the Servicing Agreement. The Trustee shall hold all such money and property so received by it as part of the Trust Estate and shall apply it as provided in this Agreement. Absent manifest error, the Trustee shall be entitled to rely, without any independent verification, on all information contained in any Report. If any Loan becomes a Defaulted Loan, the Trustee, upon Depositor or Servicer request may, and upon the request of the Controlling Holders shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. If the Depositor receives any amounts payable to or receivable by the Trustee pursuant to this Agreement, then the Depositor shall immediately, but not later than two (2) Business Days after receipt, remit such amounts in the form received to the Trustee for deposit in the Collection Account.

         (b) On or before the Initial Delivery Date, the Trustee shall open and maintain a trust account at its Corporate Trust Office (the "Collection Account") in the name of the Trustee for the benefit of the Certificateholders, wherein it shall deposit or where there shall be received, among other amounts, Collections and all of the following: (i) payments remitted to the Trustee by the Servicer or Special Servicer pursuant to Article Three of the Servicing Agreement, (ii) any amounts received by the Trustee from the Lockbox Account or otherwise pursuant to Section 5.01(a), (iii) amounts transferred from the Reserve Account in accordance with Section 5.03(d)(i), (ii) and (iii), (iv) amounts received by the Trustee as Swap Payments, and (v) any Reinvestment Income. Funds in the Collection Account shall not be commingled with any other monies. All monies deposited from time to time in the Collection Account pursuant to this Agreement shall be held by the Trustee as part of the Trust Estate (other than monies attributable to that portion of a Scheduled Payment that relates to interest accrued on a Loan prior to its Cut-off Date which shall be held in Trust for the benefit of the Company). The Business Day prior to each Payment Date, the Trustee shall (i) remove any amounts improperly deposited into the Collection Account and remit them to the correct party; (ii) remove funds from the Collection Account and pay the Swap Payments, if any, required to be paid by the Trust; and (iii) pay to the Company any amounts collected representing interest accrued on any Loan prior to its Cut-off Date.

         (c) Upon Depositor Order, the Trustee shall invest the funds in the Collection Account in Eligible Investments. The Depositor Order shall specify the Eligible Investments in which the Trustee shall invest, shall state that the same are Eligible Investments and shall further specify the percentage of funds to be invested in each Eligible Investment. No such Eligible Investment shall mature later than one (1) Business Day preceding the next following
Determination Date and shall not be sold or disposed of prior to its maturity; provided that Eligible Investments of the type described in clause (a) of the
--------
definition of "Eligible Investments" contained herein may mature on such Determination Date. In the absence of a Depositor Order, the Trustee shall invest funds in the Collection Account in Eligible Investments described in clause (f) of the definition thereof. Eligible Investments shall be made in the name of the Trustee for the benefit of the Certificateholders. The Trustee shall provide to the Depositor and the Servicer monthly written confirmation of such investments, describing the Eligible Investments in which such amounts have been invested.

         (d) Any income or other gain from investments in Eligible Investments as outlined in Section 5.01(c) shall be credited to the Collection Account and any loss resulting from such investments shall be charged to such account. Except as otherwise specifically set forth herein, the Trustee shall not be liable for any loss incurred on any funds invested in Eligible Investments pursuant to the provisions of this Section 5.01 (other than in its capacity as obligor under any Eligible Investment).

         (e) On each Determination Date, after computing all transfers and deposits to the Collection Account referred to in Section 5.01(b), the Servicer shall (i) determine the amount of any Certificate Prepayment Fee Amounts, (ii) determine the Available Collections and then shall allocate them among the outstanding Series pro rata according to the Series Percentage for each such Series, and (iii) determine the amount of any Reserve Withdrawals.

         (f) Thereafter, on each Payment Date, the Trustee shall withdraw all amounts in the Collection Account (including the Reinvestment Income therein but excluding any Scheduled Payments due after the Determination Date for such Payment Date) and shall disburse them in the following priority in accordance with the provisions of and instructions in the monthly Servicer Report; provided
                                                                        --------
that, to the extent that the Available Collections are insufficient to pay Scheduled Distributions on Rated Certificates, any Servicing Fee, Special
Servicing Fee and Servicing Advisor Fee otherwise payable to the initial Servicer or the initial Special Servicer or the initial Servicing Advisor (or, with respect to any such Person prior to the delivery of a Termination Notice to such Person, such Person's successors or Affiliates) under clauses (ii), (iii) and (iv) respectively shall not be paid to them and shall instead be made available for disbursement under clause (vi) below and the applicable
Supplement:

                   (i) to pay to the Trustee: (A) a deposit of $615 to be applied to the payment of the Trustee Fee becoming due on the next anniversary of the initial Funding Date; (B) to reimburse it for any expenses incurred by it and reimbursable from the Trust Estate under the terms of any of the Transaction Documents; and (C) after delivery of a Termination Notice, to pay any Transition Costs to the applicable party;

                  (ii) to pay to the  Servicer:  (A) the  Servicer Fee then due;
         (B) all Servicing Charges received and due to the Servicer; (C) in respect of each Liquidated Loan, from Recoveries on such Loan or any related Repossessed Collateral, any Recovery Expenses not previously reimbursed and all other reimbursement amounts due to it, as provided in Section 3.09(a) of the Servicing Agreement; and (D) any amounts received from Obligors to pay the taxes or other impound amount required under the related Loan, to the extent deposited in the Collection Account;

                 (iii) to pay to the Special Servicer: (A) the Special Servicer Fee then due; (B) all Servicing Charges received and due to the Special Servicer; and (C) in respect of each Liquidated Loan, from Recoveries on such Loan or any related Repossessed Collateral, any Recovery Expenses not previously reimbursed and all other reimbursement amounts due to it, as provided in Section 3.09(b) of the Servicing Agreement;

                  (iv) to pay to the Servicing Advisor: (A) the Servicing Advisor Fee then due; and (B) in respect of each Liquidated Loan, from Recoveries on such Loan or any related Repossessed Collateral, any Recovery Expenses not previously reimbursed and all other reimbursement amounts due to it, as provided in Section 3.09(c) of the Servicing Agreement;

                   (v) to the extent of Prepayment Fee Collections, (A) to pay the Certificate Prepayment Fee Amount to the Certificateholders as provided in Section 2.08(b), (B) to make any Required Prepayment Fee Deposit into the Reserve Account, and (C) to pay the remainder to the Class R Certificateholders, or if there are none, to the Depositor;

                  (vi) to deposit into the Distribution Account for each Series, the Available Collections allocable to such Series pursuant to Section 5.01(e) plus the applicable Series Percentage of any Servicer Fee,
                 ----
         Special Servicer Fee and Servicing Advisor Fee deferred pursuant to the introductory paragraph of this Section 5.01(f) and any Reserve Withdrawal made with respect to such Series; and

                    (vii) to deposit into (or remove from) the Distribution Account for each Series any amounts reallocated to (or from) such Series in accordance with Section 5.02(c)

         Section 5.02      Distributions; Distribution Account.
         ------------      ------------------------------------

         (a) On or before the Delivery Date for a Series of Certificates, the Trustee shall open and maintain a trust account at its Corporate Trust Office (each such account, a "Distribution Account") in the name of the Trustee for the benefit of the Certificateholders of that Series, for the receipt of amounts allocated to such Series in accordance with Section 5.01(e). Funds in each Distribution Account shall not be commingled with any other monies and shall not be invested. All monies deposited from time to time in each Distribution Account pursuant to this Agreement shall be held by the Trustee as part of the Trust
Estate as herein provided. All payments to be made from time to time to the Certificateholders out of funds in the Distribution Account pursuant to the Agreement shall be made by the Trustee or the Paying Agent.

         (b) On each Payment Date, the Trustee shall withdraw amounts on deposit in each Distribution Account and shall distribute them to the Certificateholders of the related Series in accordance with the priorities set forth in the applicable Supplement (as directed in the Servicer Report).

         (c) Each Supplement shall provide for reallocations as described in this subsection. On each Payment Date, Series Collections otherwise distributable to Certificates other than Rated Certificates of such Series shall be made available for Scheduled Distributions on any other Series and payment of any Outstanding Principal Amount on the Rated Certificates of a Revolving Series at their Scheduled Maturity, to the extent that any shortfalls with respect thereto exist. Such reallocation shall be divided between each Series having a shortfall pro rata by the amount of its shortfall and shall be distributed within each Series according to the Supplement for such Series. In addition, if after such reallocation of amounts otherwise distributable to unrated Certificates, Series Collections are insufficient to pay accrued interest, whether current or past due, on all Rated Certificates for all Series, then such shortfall shall be allocated among all Series with Rated Certificates outstanding with a like initial rating, pro rata, in reverse order of rating seniority, in a manner such that, after giving effect to the distribution of such Available Collections, all Rated Certificates with a like initial rating shall have received identical percentages of interest distributable to such Rated Certificates on the Payment Date.

         Section 5.03      Reserve Account.
         ------------      ----------------

         (a) Prior to the initial Delivery Date, the Depositor shall cause the Trustee to open and maintain a trust account (the "Reserve Account") at the Corporate Trust Office in the name of the Trustee for the benefit of the Certificateholders, for the receipt of deposits pursuant to Section 5.01(f) and the Supplements. Monies received in the Reserve Account will be invested at the written direction of a majority of the Holders of the Class R Certificates or, if there are no Class R Certificates then Outstanding, the Depositor, in Eligible

Investments during the term of this Agreement, and any income or other gain realized from such investment, shall be held by the Trustee in the Reserve Account as part of the Trust Estate subject to disbursement and withdrawal as herein provided. Eligible Investments shall be made in the name of the Trustee for the benefit of the Certificateholders. No such Eligible Investment shall mature later than one (1) Business Day preceding the next following
Determination Date and shall not be sold or disposed of prior to its maturity; provided that Eligible Investments of the type described in clause (a) of the
--------
definition of "Eligible Investments" may mature on such Determination Date. In the absence of direction, the Trustee shall invest funds in the Reserve Account in Eligible Investments described in clause (f) of the definition thereof. Monies in the Reserve Account shall be subject to withdrawal in accordance with
Section 5.03(d).

         (b) The Trustee shall provide to the Servicer monthly written confirmation of investments of funds held in the Reserve Account, describing the Eligible Investments in which such amounts have been invested. Any funds not so invested must be insured by the Federal Deposit Insurance Corporation.

         (c) The Trustee shall not be liable for any investment loss resulting from investment of money in the Reserve Account in any Eligible Investment in accordance with the terms hereof (other than in its capacity as obligor under any Eligible Investment).

         (d) Disbursements from the Reserve Account shall be made, to the extent funds therefor are available, only as follows (in accordance with the provisions of and instructions in the monthly Servicer Report):

                   (i) if the Available Collections allocable to a Series (computed after giving effect to any deferral of Servicing Fees, Special Servicing Fees and Servicing Advisors Fees pursuant to Section 5.01(f) on the Determination Date immediately preceding such Payment
         Date) are less than the amounts required to be distributed as interest on all Classes of Rated Certificates in such Series plus, at the Series Termination Date for such Series, the Outstanding Principal Amount thereof, the Trustee shall withdraw funds from the Reserve Account on such Determination Date to the extent necessary to make such payments on such Payment Date and deposit such funds into the Collection Account;

                  (ii) at the close of any Payment Date on which (A) the balance in the Reserve Account exceeds the Reserve Account Required Balance,(B) the Pool Performance Condition is met, and (C) no Default, Depositor Event of Default, Servicer Event of Default, Special Servicer Event of Default or Servicing Advisor Event of Default exists, the Trustee shall withdraw such excess funds from the Reserve Account and pay them as follows:

                           (1) first to the Depositor, to the extent of any unreimbursed deposits made by it pursuant to any Series Supplement, and

                           (2) second, to the Holders of the Class R Certificates of any Term Series then Outstanding and if no such Certificates are then Outstanding, to the Depositor; and


                 (iii) upon termination of the Trust and payment in full of all Rated Certificates, any funds remaining in the Reserve Account shall be paid in the same manner as provided in Section 5.03(d) (ii) above.

         Section 5.04      Reports by Trustee to Certificateholders.
         ------------      ------------------------------------------


         (a) On each Payment Date, the Trustee shall account to each Holder of Certificates on which payments are then being made the amount that represents principal, the amount that represents interest and the amount that represents any Certificate Prepayment Fee Amount and shall contemporaneously advise the Depositor of all such payments. The Trustee may satisfy its obligations under this Section 5.04 by delivering the monthly Servicer Report to each such Holder of the Certificates, the Depositor and the Rating Agency. On or before the 15th day prior to any Final Payment Date (or the 5th day prior to the Final Payment Date occurring as a result of the Depositor taking action under Section 10.02), the Trustee shall provide notice to the Rating Agency and the Holders of the applicable Series of Certificates of the Final Payment Date for such Certificates. Such notice shall include (i) a statement that interest shall cease to accrue as of the last day preceding the date on which the Final Payment Date occurs, and (ii) shall specify the place or places at which presentation and surrender of Certificates may be made; provided that, if the Holder of any
                                             --------
Certificate is, or is a nominee for, a Qualified Institutional Buyer, then such Person need not surrender such Certificate, provided further that, in such event, such Qualified Institutional Buyer shall automatically be deemed to have provided its own unsecured agreement of indemnity saving the Depositor and the Trustee, or either of them, harmless in respect of such failure to surrender.

         (b) At least annually, or as otherwise required by law, the Trustee shall distribute to the Certificateholders any information returns or other tax information or statements as are required by applicable tax law to be distributed to the Certificateholders. The Servicer shall prepare or cause to be prepared all such information for distribution by the Trustee to the Certificateholders.

         Section 5.05      Trustee Permitted to Rely on Reports.
         ------------      -------------------------------------

         Absent manifest error, the Trustee shall be permitted to rely on the Servicer Report and, to the extent relevant, any other Reports, in making the allocations, distributions and funds transfers required pursuant to this Article Five and the Supplements.

                                   ARTICLE SIX
                                   -----------
                              DEFAULTS AND REMEDIES
                              ----------------------


         Section 6.01      Depositor Events of Default.
         ------------      ---------------------------

         "Depositor Event of Default" wherever used herein means any one of the following events:

         (a) (i) the breach in any material respect of any representation or warranty of the Depositor in any Transaction Document or (ii) default in the performance of any covenant of the Depositor in any Transaction Document, and, except in the case of a default in the performance of Section 8.2(a), continuance of such default or breach for a period of thirty (30) days after the earlier of the Depositor has received notice thereof or has actual knowledge thereof;

         (b) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Depositor under the United States Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency, reorganization, liquidation or other similar law now or hereafter in effect or any arrangement with creditors or appointing a receiver, liquidator, assignee, trustee, or sequestrator (or other similar official) for the Depositor or for any substantial part of its property, or ordering the winding up or liquidation of the Depositor's affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days;

         (c) the institution by the Depositor of bankruptcy or insolvency proceedings against itself, or the consent by the Depositor to the institution of bankruptcy or insolvency proceedings against the Depositor, or the filing by the Depositor of a petition or answer or consent seeking reorganization or relief under the United States Bankruptcy Code or any other applicable federal or state bankruptcy insolvency, reorganization, liquidation or other similar law now or hereafter in effect, or the consent by the Depositor to the filing of any such petition or to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or other similar official) of the Depositor or of any substantial part of the Depositor's property, or the making by the Depositor of any assignment for the benefit of creditors, or the admission by it in writing of its inability, or the failure by it generally, to pay its debts as they become due, or the taking of corporate action by the Depositor in furtherance of any such action;

         (d) the cumulative amount (without double counting) of all Realized Losses and all Valuation Reduction Amounts, to the extent that amounts in respect thereof have not previously been distributed to Certificateholders, exceeds 62.5% of the initial Outstanding Principal Amount of all Class D Certificates and the Maximum Series Amount of any Class D-R Certificates then Outstanding, unless the initial rating on all Rated Certificates is confirmed in writing by the Rating Agency upon (i) the initial triggering of such condition and (ii) at any time thereafter that a Loan is delinquent thirty (30) days or more;

         (e) any  portion  of the  interest  accrued  on any  Rated  Certificate
(computed without regard to any Maximum Interest Rate provided for in the applicable Supplement) remains unpaid 5 days after the Payment Date such interest was first scheduled to be paid;

         (f) the failure of any Rated Certificates of any Revolving Series to be paid in full by their Scheduled Maturity, or the failure of any Rated Certificates of any Term Series to be paid in full by the Series Termination Date, in either case for any reason other than a breach by the Holders of such Certificates of their obligations under the applica.ble Certificate Purchase Agreement, and continuance of such failure for a period of sixty (60) days thereafter;

         (g) at any time the amount equal to the Loan Balances of all Defaulted Loans minus all Adjustment Amounts with respect to all Defaulted Loans exceeds the amount equal to 7.50% of the sum of the initial Loan Balances of all Loans transferred by the Company to the Depositor under the Loan Acquisition Agreement and not repurchased or replaced by substitution;

         (h) the cumulative amount of Realized Losses exceeds (i) prior to the first anniversary of the initial Funding Date, 2.0% of the sum of the initial Loan Balances of all loans transferred by the Company to the Depositor under the Loan Acquisition Agreement prior to such date and not replaced by substitution, or (ii) at any time following the first anniversary of the initial Funding Date, 3.0% of the sum of the initial Loan Balances of all loans transferred by the Company to the Depositor under the Loan Acquisition Agreement prior to such date and not replaced by substitution;

         (i) the Coverage Ratio applicable to Loans comprising 10% or more of the Pool Balance is less than 1.10:1.00 and such Loans are not current with respect to their Scheduled Payments; or

         (j) following the delivery of a Servicing Advisor Termination Notice with respect to the initial Servicing Advisor or the resignation of the initial Servicing Advisor, (i) the Depositor shall have failed to appoint a successor Servicing Advisor within the time period provided, and otherwise in accordance with the provisions of, the Servicing Agreement or (ii) the Special Servicer shall have not provided to the Certificateholder Agent in writing two (2) qualified successor Servicing Advisor candidates.

         Section 6.02      Remedies.
         ------------      ---------

         (a) If a Depositor Event of Default shall have occurred and be continuing, the Trustee may, at the direction of the Controlling Holders, do one or more of the following:

                  (i) to the extent that such Depositor Event of Default has interfered with the collection of any payments or the making of distributions hereunder, institute Proceedings for the collection of all amounts then due and payable on the Certificates or under this Agreement and enforce any judgment obtained;

                  (ii) exercise any remedies available at law, in equity, or by statute, including under the UCC, and take any other appropriate action to protect and enforce the rights and remedies of the Trustee and the Holders of the Certificates under the Transaction Documents; and

                  (iii) direct the Trustee, the Servicer or the Special Servicer to sell or otherwise liquidate the Trust Estate, in whole or in any number of parts, in one or more transactions from time to time, in any commercially reasonable manner approved by the Controlling Holders; provided that, in connection with any such sale or other liquidation, the Person conducting such sale or other liquidation shall provide the Directing Holders and the Rating Agencies with ten (10) days prior written notice thereof.

         (b) Upon the occurrence and during the continuation of any Depositor Event of Default, the Controlling Holders may deliver a Termination Notice to any or all of the Servicer, the Special Servicer or the Servicing Advisor.

         (c) Any amounts realized by the Trustee, the Servicer or the Special Servicer in accordance with this Section 6.02 shall be deposited into the Collection Account within two (2) Business Days following the receipt thereof and treated as Collections for distribution on the next Payment Date.

                                  ARTICLE SEVEN
                                  -------------
                                   THE TRUSTEE
                                   -----------

         Section 7.01      Certain Duties and Responsibilities.
         ------------      -----------------------------------

         (a) Except during the continuance of a Default known to the Trustee as provided in subsection (e) below:

                   (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in any of the Transaction Documents to which it is a party and no implied covenants or obligations shall be read into this Agreement against the Trustee; and

                  (ii) in the absence of bad faith or negligence on its part, the Trustee may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions, which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same and to determine whether or not they conform to the requirements of this Agreement.

         (b) If a Default known to the Trustee as provided in subsection (e) below has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and shall use the same degree of care and skill in its exercise, as a reasonable person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct or bad faith, except that:

                  (i) this subsection (c) shall not be construed to limit the effect of subsection (a) of this Section;

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                 (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Controlling Holders (or other such percentage as may be required by the terms hereof) in accordance with Section 6.02 relating to the time, method and place of conducting any Proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement, the Loan Acquisition Agreement or the Servicing Agreement; and

                  (iv) no provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, provided that nothing contained in this Agreement shall excuse the
             --------
         Trustee for failure to perform its duties as Trustee under this Agreement.

         (d) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
Section 7.01.

         (e) For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any Default, Servicer Event of Default, Depositor Event of Default or of the failure of any Pool Performance Condition unless a Responsible Officer assigned to and working in the Trustee's corporate trust department has actual knowledge thereof or unless written notice of any event which is in fact such a Default or failure of a Pool Performance Condition is received by the Trustee at the Corporate Trust Office, and such notice references any of the Certificates generally, the Depositor, the Trust Estate or this Agreement.

         (f) The Trustee shall be under no obligation to institute any suit, or to take any remedial proceeding under this Agreement, or to enter any appearance or in any way defend in any suit in which it may be made defendant, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers hereunder until it shall be indemnified to its satisfaction against any and all costs and expenses, outlays and counsel fees and other reasonable disbursements and against all liability, except liability that is adjudicated, in connection with any action so taken.

         (g) Notwithstanding anything to the contrary contained herein, the provisions of subsections (e) and(f) of this Section 7.01 shall be subject to the provisions of subsections (a) through (c), inclusive, of this Section 7.01.

         (h) The Trustee shall provide the reports and accountings as required pursuant to Section 5.04.

         Section 7.02      Notice of Default and Other Events.
         ------------      -----------------------------------

         Within one (1) Business Day after the Trustee has notice (within the meaning of Section 7.01(e)) of any Default or Funding Termination Event, the Trustee shall transmit by telephonic or telegraphic communication confirmed by mail to all Holders, as their names and addresses appear on the Certificate Register, notice of such Default or Funding Termination Event, unless such event shall have been promptly cured or waived in accordance with this Agreement.

         Section 7.03      Certain Rights of Trustee.
         ------------      --------------------------

         Except as otherwise provided in Section 7.01:

         (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other obligation, paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Depositor mentioned herein shall be sufficiently evidenced by a Depositor Request or Depositor Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Agreement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

         (d) the Trustee may consult with counsel and the written advice of such counsel selected by the Trustee with due care or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Certificateholders pursuant to this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (f) unless so directed by the Controlling Holders and if the requirements of clause (e) above have been satisfied, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Depositor, upon reasonable notice and at reasonable times personally or by agent or attorney; and

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

         Section 7.04      Not Responsible for Recitals or Issuance of
         ------------      -------------------------------------------
Certificates.
-------------

         (a) The recitals contained in this Agreement and in the Certificates, except the certificates of authentication on the Certificates, shall be taken as the statements of the Depositor, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or condition of the Trust Estate or any part thereof, or as to the title of the Depositor thereto, or as to the security afforded thereby or hereby, or as to the validity or genuineness of any securities at any time pledged and deposited with the Trustee hereunder or as to the validity or sufficiency of this Agreement as against any other party or any of the Certificates. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or the proceeds thereof or of any money paid to the Depositor or upon Depositor Order under any provisions hereof.

         (b) Except as otherwise expressly provided herein and in Section 7.15 and without limiting the generality of the foregoing, the Trustee shall have no responsibility or liability for or with respect to the validity of any Loan Collateral or Loan, the perfection of any security interest (whether as of the date hereof or at any future time), the maintenance of or the taking of any action to maintain such perfection, the validity of the assignment of any portion of the Trust Estate to the Trustee or of any intervening assignment, the review of any Loan (it being understood that the Trustee has not reviewed and does not intend to review the substance or form of any such Loan), the performance or enforcement of any Loan, the compliance by the Depositor or the Servicer with any covenant or the breach by the Depositor or the Servicer of any warranty or representation made hereunder or in any related document or the accuracy of any such warranty or representation, any investment of monies in the Collection Account or any loss resulting therefrom, the acts or omissions of the Depositor, the Servicer, or any Obligor, any action of the Servicer taken in the name of the Trustee, or the validity as against any other party of the Servicing Agreement or the Loan Acquisition Agreement.

         (c) Except as otherwise expressly provided herein, the Trustee shall not have any obligation or liability under any Loan by reason of or arising out of this Agreement or the assignment of such Loan hereunder or the receipt by the Trustee of any payment relating to any Loan pursuant hereto, nor shall the

Trustee be required or obligated in any manner to perform or fulfill any of the obligations of the Depositor under or pursuant to any Loan, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it, or the sufficiency of any performance by any party, under any Loan.

         Section 7.05      May Hold Certificates.
         ------------      ----------------------

         The Trustee, the Servicer, any Paying Agent, the Certificate Registrar or any other agent of the Depositor, in its individual or any other capacity, may become the owner or pledgee of Certificates, and if operative, may otherwise deal with the Depositor with the same rights it would have if it were not Trustee, Servicer, Paying Agent, Certificate Registrar or such other agent.

         Section 7.06      Money Held in Trust.
         ------------      --------------------

         Money and investments held in trust by the Trustee or any Paying Agent hereunder shall be held in one or more trust accounts hereunder but need not be segregated from other funds except to the extent required in this Agreement or required by law. The Trustee or any Paying Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Depositor or otherwise specifically provided in this Agreement.

         Section 7.07      Compensation and Reimbursement.
         ------------      -------------------------------

         The Trustee shall be paid, from the Trust Estate, a fee for all services rendered by it hereunder as Trustee, in the amount of the Trustee Fee (which compensation shall not otherwise be limited by any provision of law in regard to the compensation of a trustee of an express trust) payable in accordance with Section 5.01(f) and the definition of "Trustee Fee" contained herein; provided that upon the termination of the Trust or the resignation or
         --------
removal of the Trustee, the Trustee shall return to the Servicer a sum equal to $615 times the number of months that have elapsed since the last anniversary of the initial Funding Date. In addition, the Trustee shall be reimbursed, from the Trust Estate, for all expenses (including attorneys fees) reasonably incurred by it in connection with its administration of the Trust. The Trustee shall not be entitled to any other or additional compensation or reimbursement, except as expressly provided in Section 8.02(q) hereof.

         Section 7.08      Corporate Trustee Required; Eligibility.
         ------------      ----------------------------------------

         There shall at all times be a trustee hereunder which shall be a corporation or association organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000 (or a lesser amount with the approval of the Rating Agency and the Controlling Holders), subject to supervision or examination by Federal or state authority and having an office within the United States of America, and which shall have a commercial paper or other short-term rating of the highest short term rating categories by the Rating Agency, or otherwise acceptable to the Rating Agency and the Controlling Holders. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         Section 7.09      Resignation and Removal; Appointment of Successor.
         ------------      --------------------------------------------------

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 7.10.

         (b) The Trustee may resign at any time by giving thirty (30) days written notice thereof to the Depositor and each Certificateholder. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within thirty (30) days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and may prescribe, appoint a successor Trustee.

         (c) The Trustee may be removed by (i) the Depositor with (A) with the consent of the Controlling Holders, or (ii) upon written notice from the Rating Agency that failure to remove the Trustee will result in a downgrade of any Rated Certificates or by the Controlling Holders so long as removal of the Trustee will not result in a downgrade of any Rated Certificates, at any time if one of the following events have occurred:

                   (i) the Trustee shall cease to be eligible under Section 7.08 and shall fail to resign after written request therefor by the Depositor or by any Certificateholder, or

                  (ii) the Trustee shall become incapable of acting or shall be the subject of a bankruptcy or insolvency proceeding or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or

                 (iii) the Trustee has failed to perform its duties in this Agreement or has breached any representation of warranty made in this Agreement, in either case, in any material respect.

         (d) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause with respect to any of the Certificates, the Depositor by a Board Resolution, shall promptly appoint a successor Trustee satisfactory to the Controlling Holders and subject to confirmation by the Rating Agency of no downgrade of the Rated Certificates. If no successor Trustee shall have been so appointed by the Depositor within thirty (30) days, then the Controlling Holders may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Certificates.

         (e) The Depositor  shall give notice in the manner  provided in Section
11.03 and 11.04 of each resignation and each removal of the Trustee and each appointment of a successor Trustee with respect to the Certificates to the Certificateholders, the Certificateholder Agent and the Rating Agency. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

         Section 7.10      Acceptance of Appointment by Successor.
         ------------      ----------------------------------------

         Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Depositor, the Certificateholders and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee but, on request of the Depositor or the successor Trustee, such retiring Trustee shall, upon payment of its reasonable out-of-pocket costs and expenses, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Depositor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be eligible under this Article.

         Section 7.11      Merger, Conversion, Consolidation or Succession to
         ------------      ---------------------------------------------------
Business of Trustee.
-------------------

         Any Person into which the Trustee  may be merged or  converted  or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such Person shall be otherwise qualified and eligible under this
--------
Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto, and notice thereof shall be provided by the Trustee to the Certificateholders and the Rating Agency. In case any Certificates have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Certificates so authenticated with the same effect as if such successor Trustee had itself authenticated such Certificates.

         Section 7.12      Co-Trustees and Separate Trustees.
         ------------      ----------------------------------

         At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Trust Estate may at the time be located, the Depositor and the Trustee shall have power to appoint, and, upon the written request of the Trustee and the Holders representing at least 25% in Outstanding Principal Amount of all Certificates, the Depositor shall for such purpose join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint one or more Persons approved by the Trustee and meeting the requirements of Section 7.08, either to act as co-Trustee, jointly with the Trustee of all or any part of such Trust Estate, or to act as separate Trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Depositor does not join in such appointment within fifteen (15) days after the receipt by it of a request so to do, or in case a Depositor Event of Default has occurred and is continuing, the Trustee alone shall have power to make such appointment.

         Every co-Trustee or separate Trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

         (a) the Certificates shall be authenticated and delivered by, and all rights, powers, duties and obligations under this Agreement in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee under this Agreement, shall be exercised solely by the Trustee;

         (b) the rights, powers, duties and obligations conferred or imposed upon the Trustee by this Agreement in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such co-Trustee or separate Trustee jointly, as shall be provided in the instrument appointing such co-Trustee or separate Trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-Trustee or separate Trustee;

         (c) the Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Depositor evidenced by a Board Resolution, may accept the resignation of or remove any co-Trustee or separate Trustee, appointed under this Section, and, in case a Depositor Event of Default has occurred and is continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-Trustee or separate Trustee without the concurrence of the Depositor. Upon the written request of the Trustee, the Depositor shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-Trustee or separate Trustee that has so resigned or been removed may be appointed in the manner provided in this Section;

         (d) no co-Trustee or separate Trustee hereunder shall be personally liable by reason of any act or omission of the Trustee or any other such Trustee hereunder nor shall the Trustee be liable by reason of any act or omission of any co-Trustee or separate Trustee selected by the Trustee with due care or appointed in accordance with directions to the Trustee pursuant to Section 6.02; and

         (e) any Act of Certificateholders delivered to the Trustee shall be deemed to have been delivered to each such co-Trustee and separate Trustee.

         Section 7.13      Rights with Respect to the Servicer.
         ------------      ------------------------------------

         The Trustee's rights and obligations with respect to the Servicer and the Special Servicer shall be governed by the Servicing Agreement.

         Section 7.14      Trustee to Hold Loans.
         ------------      ---------------------

         The Trustee hereby acknowledges receipt of the Loans and related Loan Files (subject to any exceptions as may be noted by the Trustee to the Depositor, the Servicer and the Certificateholder Agent within two (2) Business Days of receipt thereof) and shall hold each Loan together with any documents relating thereto that may from time to time be delivered to the Trustee, until such time as such Loan is released from the Trust Estate pursuant to the terms of this Agreement.

         Except as provided in Section 4.06, the Trustee shall be under no duty or obligation to inspect, review or examine the Loans, related Loan Files, and other documents to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

         Section 7.15      Unclaimed Monies Held for Certificate Payments.
         ------------      -----------------------------------------------

         If there is any Paying Agent other than the Trustee, the Depositor will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee and the Certificateholder Agent an instrument in which such Paying Agent shall agree with the Trustee and the Certificateholder Agent that, subject to the provisions of this Section, such Paying Agent will:

         (a) hold all sums held by it for the payment of principal or interest on Certificates in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

         (b) give the Trustee, the Certificateholder Agent and the Certificateholders notice of any Default by the Depositor (or any other obligor upon the Certificates) in the making of any payment of principal or interest; and

         (c) at any time during the continuance of any such Default, upon the written request of the Trustee and the Certificateholder Agent forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Depositor may at any time, for the purpose of obtaining the satisfaction and discharge of this Agreement or for any other purpose, pay, or by Depositor Order direct any Paying Agent to pay, to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Section 7.16      Swap Agreements.
         ------------      ----------------

         The Trustee is hereby directed to executed, on behalf of the Trust, the Swap Agreement entered into connection with the Initial Delivery Date. Such Swap Agreement shall not be amended or modified without the consent of the Depositor and the Controlling Holders, with notice to the Rating Agency. The Trustee shall be authorized to enter into any subsequent Swap Agreement upon receipt of a Depositor Order to such effect, which Depositor Order has been approved by the Controlling Holders, as evidenced by the countersignature of the Certificateholder Agent.

                                  ARTICLE EIGHT
                                  -------------

                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                    ------------------------------------------

         Section 8.01      Representations and Warranties of the Depositor.
         ------------      ------------------------------------------------

         The Depositor hereby makes the following representations and warranties for the benefit of the Trustee and the Certificateholders on which the Trustee relies in accepting the Trust Estate in trust and in authenticating the Certificates and on which the Certificateholders rely in acquiring their Certificates. Such representations and warranties are made as of the Initial Delivery Date and, except as specifically provided herein, each additional Delivery Date, and shall survive the transfer, conveyance and assignment of the Trust Estate to the Trustee.

         (a) The Depositor is a corporation duly organized, validly existing and in good standing under the law of the State of Delaware and each other State where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not in the aggregate materially adversely affect the ability of the Depositor to perform its obligations under the Transaction Documents or otherwise materially adversely affect the interests of the Certificateholders, as Certificateholders, under the Transaction Documents.

         (b) The Depositor has the power, authority and legal right to execute, deliver and perform under the terms of the Transaction Documents and the execution, delivery and performance of the Transaction Documents have been duly authorized by the Depositor by all necessary corporate action.

         (c) Each of (i) this Agreement, assuming due authorization, execution and delivery by the Trustee and the Servicer, (ii) the Servicing Agreement, assuming due authorization, execution and delivery by the Servicer, the Special Servicer, the Servicing Advisor and the Trustee, (iii) the applicable Certificate Purchase Agreement, assuming due authorization, execution and delivery by the purchaser(s) named therein, (iv) the Loan Acquisition Agreement, assuming due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.

         (d) The consummation of the transactions contemplated by the fulfillment of the terms of the Transaction Documents to which the Depositor is a party will not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the organizational documents or bylaws of the Depositor, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Depositor is a party or by which it is bound, or in the creation or imposition of any Lien upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, other than any Lien created or imposed pursuant to the terms of such Transaction Documents, or violate any law, or any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or any of its properties.

         (e) There are no Proceedings or investigations to which the Depositor, or any of the Depositor's Affiliates, is a party pending, or, to the knowledge of Depositor, threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (A) asserting the invalidity of the Transaction Documents, (B) seeking to prevent the issuance of any of the Certificates or the consummation of any of the transactions contemplated by the Transaction Documents or (C) seeking any determination or ruling that would materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, the Transaction Documents or materially adversely affect the interests of the Certificateholders, as Certificateholders, under the Transaction Documents.

         (f) All approvals, authorizations, consents, orders or other actions of any Person, or of any court, governmental agency or body or official, required in connection with the execution and delivery of the Transaction Documents and with the valid and proper authorization, issuance and sale of the Certificates pursuant to this Agreement (except approvals of state securities officials under the Blue Sky Laws), have been or will be taken or obtained on or prior to the applicable Delivery Date.

         (g) As of the Initial Delivery Date, the Depositor's principal place of business and chief executive office is located at 1700 Montgomery Street, Suite 250B, San Francisco, California 94111 and the Depositor has done business only under the name Allegiance Funding Corp. I.

         (h) The Depositor hereby restates and makes each of the representations and warranties with respect to the Loans and the related Loan Collateral that are made by the Company in Section 3.01(a) and (b) of the Loan Acquisition Agreement as of the date on which such representations and warranties were made with references to the Company therein deemed to refer to the Depositor, as the context requires.

         (i) The Depositor is not an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

         (j) There has been no material adverse change in the financial condition of the Depositor since April 28, 1998 and all information concerning the Depositor furnished by the Depositor to the Certificateholder Agent, any Certificateholder, the Trustee or the Rating Agency in connection with the Transaction Documents or any transaction contemplated thereby is true and accurate in all material respects or based on reasonable estimates (but, if based on estimates, shall be identified as so based) on the date as of which such information is stated or certified, as applicable, and no such information contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which such statements were made and taken as a whole, not misleading; provided that, to the extent that the representations and
                       --------
warranties of the Depositor contained in this subsection (j) relate to any such information that was not prepared by the Depositor or any of its Affiliates, then such representations and warranties are made by the Depositor solely to the best of its knowledge. As used in this clause, "information" does not include casual oral conversations or informal oral statements of opinions on which it would be unreasonable to rely.

         Section 8.02      Covenants of the Depositor.
         ------------      ---------------------------

         The Depositor hereby makes the following covenants for the benefit of the Trustee and the Certificateholders, on which the Trustee relies in accepting the Trust Estate in trust and in authenticating the Certificates and the Certificateholders rely in acquiring their Certificates. Such covenants shall survive the transfer, conveyance and assignment of the Trust Estate to the Trustee.

         (a) Except for the conveyances and assignment hereunder, the Depositor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on the Trust Estate now existing or hereafter created, or any interest therein prior to the termination of this Agreement pursuant to Section 10.01; the Depositor will notify the Trustee of the existence of any Lien on the Trust Estate immediately upon discovery thereof; and the Depositor shall defend the right, title and interest of the Trustee in, to and under the Trust Estate now existing or hereafter created, against all claims of third parties claiming through or under the Depositor; provided that nothing in this Section 8.02(a) shall prevent or be deemed to
--------
prohibit the Depositor from suffering to exist upon any of the Loan Collateral any Liens permitted under the terms of the related Loan.

         (b) The Depositor agrees to hold in trust and promptly pay to the Servicer any amounts received by the Depositor in respect of the Trust Estate (other than amounts distributed to or for the benefit of the Depositor pursuant to Article Five).

         (c) The Depositor will duly fulfill all obligations on its part to be fulfilled under or in connection with each Loan and will do nothing to impair the rights of the Trustee (for the benefit of the Certificateholders) in the Loans and the related Loan Collateral.

         (d) The Depositor will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any governmental authority applicable to the Loans or the Loan Collateral or the Depositor.

         (e) The Depositor shall execute and file such continuation statements and any other documents and take such other actions that may be required by law to fully preserve and protect the interest of the Trustee (for the benefit of the Certificateholders) in the Trust Estate.

         (f) The Depositor will not, without providing thirty (30) days notice to the Trustee and the Certificateholder Agent and without filing such amendments to any previously filed financing statements as the Trustee may require or as may be required in order to maintain the Trustee's perfected security interest in the Trust Estate, (a) change the location of its principal executive office, or (b) change its name, identity or corporate structure in any manner which would make any financing statement or continuation statement filed by the Depositor in accordance with the Servicing Agreement or this Agreement seriously misleading within the meaning of Article 9-402(7) of any applicable enactment of the UCC.

         (g) The Depositor will make, execute or endorse, acknowledge, and file or deliver to the Trustee from time to time such schedules, confirmatory assignments, conveyances, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Trust Estate, as the Trustee may request and reasonably require.

         (h) The Depositor shall notify the Trustee promptly after becoming aware of any Lien on any Trust Estate, except for any Liens on Loan Collateral for municipal or other local taxes if such taxes shall not at the time be due or payable without penalty or if the Depositor or the related Obligor shall currently be contesting the validity thereof in good faith by appropriate proceedings and the Depositor shall have set aside on its books adequate reserves with respect thereto.

         (i) The Depositor (a) shall engage in only (1) the acquisition, ownership, leasing, selling and pledging of the property acquired by the Depositor pursuant to the Loan Acquisition Agreement, and causing the issuance of, receiving and selling the Certificates issued pursuant to this Agreement and
(2) the exercise of any powers permitted to corporations under the corporate law of the State of Delaware which are incidental to the foregoing or necessary to accomplish the foregoing and the Depositor shall incur no debt other than trade payables and expense accruals in connection with its operations in the normal course of business, and other than as contemplated by the Transaction Documents; (b) will (1) maintain its books, records and cash management accounts separate from the books and records of any other entity and in accordance with generally accepted accounting principles,
(2) maintain separate bank accounts and shall not commingle its funds with those of any other entity, (3) keep in full effect its existence, rights and franchises as a corporation under the laws of its State of incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, (4) observe all corporate procedures required by its Certificate of Incorporation, its bylaws and the laws of the State of Delaware, (5) maintain its good standing under the laws of the State of Delaware, (6) keep correct and complete books and records of account and minutes of meeting and other proceedings of its Board of Directors and shareholder meetings, (7) obtain proper authorization from its directors or shareholders, as appropriate, and act solely in its corporate name and through its duly authorized officers and agents in the conduct of its business, (8) disclose in its financial statements that the Loan Assets have been sold and assigned to the Depositor and from the Depositor to the Trust and that the assets of the Depositor are not available to pay the creditors of the Company, (9) maintain a separate telephone number and stationery reflecting a separate address and identity from that of the Company; and (c) will not (1) dissolve or liquidate in whole or in part, (2) own any subsidiary or lend or advance any moneys to, or make an investment in, any Person, (3) make any capital expenditures, (4)(A) commence any case, proceeding or other action under any existing or future bankruptcy, insolvency or similar law seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement, adjustment, wind-up, liquidation, dissolution, composition or other relief with respect to it or its debts, (B) seek appointment of a receiver, trustee, custodian or other similar official for it or any part of its assets,
(C) make a general assignment for the benefit of creditors, or (D) take any action in furtherance of, or consenting or acquiescing in, any of the foregoing,
(5) guarantee (directly or indirectly), endorse or otherwise become contingently liable (directly or indirectly) for the obligations of, or own or purchase any stock, obligations or securities of or any other interest in, or make any capital contribution to, any other Person, (6) merge or consolidate with any other Person, (7) engage in any other action that bears on whether the separate legal identity of the Depositor will be respected, including (A) holding itself out as being liable for the debts of any other party or (B) acting other than in its corporate name and through its duly authorized officers or agents, or (8)
create, incur, assume, or in any manner become liable in respect of any indebtedness other than as contemplated by the Transaction Documents and other than trade payables and expense accruals incurred in the ordinary course of business and which are incidental to its business purpose; provided that the
                                                               --------
Depositor may take any action prohibited by this clause (8) if (y) the Depositor shall cause, prior to the taking of such action, an Opinion of Counsel experienced in federal bankruptcy matters, in substance satisfactory to the Trustee, the Certificateholders and the Rating Agency confirming the non-consolidation of the Depositor and the Company, to be delivered to the Trustee, the Certificateholders and the Rating Agency, (z) the Rating Agency shall indicate in writing that the taking of such action will not affect the then current rating of any Series of Certificates. The Depositor shall not amend any article in its Certificate of Incorporation that deals with any matter discussed above without the prior written consent of the Controlling Holders. On or before April 15 of each year, so long as any of the Certificates are Outstanding, the Depositor shall furnish to each Certificateholder and the Trustee, an Officer's Certificate confirming that the Depositor has complied with its obligations under this Section 8.02(i).

         (j) The Depositor agrees that at all times, at least one (1) of the directors and one (1) of the executive officers of the Depositor (or two (2) persons, one of whom is serving as both a director and an executive officer) will not be a director, officer or employee of any direct or ultimate parent, or Affiliate of the parent or of the Depositor; provided that such independent
                                                --------
directors and officers may serve in similar capacities for other "special purpose corporations" formed by the Company and its Affiliates. The Depositor's Certificate of Incorporation shall at all times provide that such independent directors shall have a fiduciary duty to the Holders of the Certificates and will always require unanimous consent of the Board of Directors to file any bankruptcy petition.

         (k) The Depositor shall comply with Section 2.11 of this Agreement at all times and its financial and tax records shall reflect such tax treatment.

         (l) The Depositor will maintain an office or agency within the United States of America where notices and demand to or upon the Depositor in respect of the Certificates and this Agreement may be served. The Depositor hereby initially appoints the Trustee as the Paying Agent and its Corporate Trust Office as the office for each of said purposes. The Depositor will give thirty
(30) days prior written notice to the Trustee and the Certificateholders of any change in the identity of the Paying Agent or the location of any such office or agency. If at any time the Depositor shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served to the Trustee, and the Depositor hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

         (m) The Depositor will take all actions, and diligently pursue all remedies available to it, in any case, to the extent necessary or reasonably prudent and to the extent commercially reasonable, to enforce the obligations of the Servicer under the Servicing Agreement and the Company under the Loan Acquisition Agreement and to secure the Depositor's rights under such agreements.

         (n) The proceeds from the sale of the Certificates will be used by the Depositor (i) to pay the Existing Indebtedness, if any, and to otherwise make the payments required under the terms of the Loan Acquisition Agreement; (ii) to pay the expenses associated with this transaction and (iii) for general corporate purposes, including the cost of funding additional Loans. None of the transactions contemplated in the Transaction Documents (including the use of the proceeds from the sale of the Certificates) will result in a violation of
Section 7 of the Securities and Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. The Depositor does not own or intend to carry or purchase any "margin security" within the meaning of said Regulation G, including margin securities originally issued by it or any "margin stock" within the meaning of said Regulation U.

         (o) The Depositor shall not consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, without the consent of the Controlling Holders.

         (p) Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Depositor in accordance with Section 8.02(o) hereof, the Person formed by or surviving such consolidation or merger (if other than the Depositor) or the Person to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Depositor under this Agreement with the same effect as if such Person had been named as the Depositor herein upon the execution of an assignment and assumption agreement by such Person. In the event of any such conveyance or transfer, the Person named as the "Depositor" in the first paragraph of this Agreement or any successor which shall theretofore have become such in the manner prescribed in this Article shall be released from its liabilities and its obligations under this Agreement and may be dissolved, wound-up and liquidated at any time thereafter.

         (q) The Depositor shall indemnify and hold harmless the Trustee, the Certificateholders and the Certificateholder Agent from and against any loss, liability, expense, damage or injury (other than any loss attributable to a Certificateholder's investment in any of the Certificates) sustained or suffered by them by reason of any acts, omissions or alleged acts or omissions (i) by the Depositor in the performance of its obligations under the Transaction Documents (including any violation of any applicable laws by the Depositor as a result of the transactions contemplated by this Agreement), (ii) arising out of the activities of the Trust, or (iii) arising out of the activities of any of them with respect to the Trust, including enforcement of rights and remedies against the Depositor under the Transaction Documents and any judgment, award, settlement, reasonable attorneys' fees and other expenses reasonably incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided that the Depositor shall not indemnify the Trustee, the
        --------
Certificateholders or the Certificateholder Agent if such loss, liability, expense, damage or injury is due to the such Person's gross negligence, willful misconduct, willful misfeasance or bad faith in the performance of its rights or duties hereunder. Any indemnification pursuant to this Section shall only be payable from the assets of the Depositor and shall not be payable from the assets of the Trust Estate except as otherwise provided in the Transaction Documents. The provisions of this indemnity shall survive the termination of this Agreement.


         Section 8.03      Other Matters as to the Depositor.
         ------------      ----------------------------------

         (a) Except as provided in subsection (b) of this Section and elsewhere in this Agreement, the directors, officers, or employees of the Depositor shall not be under any personal liability to the Trust, the Trustee, the Certificateholders, the Servicer, or any other Person hereunder or pursuant to any documents delivered hereunder, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement and the issuance of the Certificates, except with respect to liability resulting from such person's fraudulent or willful misconduct. The Depositor and any director or officer or employee or agent of the Depositor may rely in good faith on the advice of counsel or on any documents of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

         (b) During the term of this Agreement and for one (1) year and one (1) day after the termination hereof, none of the parties hereto or any Affiliate thereof will file any involuntary petition or otherwise institute or cooperate in the institution of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Depositor or the Trust.

         Section 8.04      Representations and Warranties of the Trustee.
         ------------      ----------------------------------------------

         The Trustee hereby makes the following representations and warranties for the benefit of the Depositor and the Certificateholders on which the Certificateholders rely in acquiring their Certificates. Such representations and warranties are made as of the Initial Delivery Date and, except as specifically provided herein, each additional Delivery Date, and shall survive the transfer, conveyance and assignment of the Trust Estate to the Trustee.

         (a) The Trustee is a banking corporation duly organized, validly existing and in good standing under the law of the State of New York and each other State where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not in the aggregate materially adversely affect the ability of the Trustee to perform its obligations under the Transaction Documents or otherwise materially adversely affect the interests of the Certificateholders, as Certificateholders, under the Transaction Documents.

         (b) The Trustee has the power, authority and legal right to execute, deliver and perform under the terms of the Transaction Documents and the execution, delivery and performance of the Transaction Documents have been duly authorized by the Trustee by all necessary corporate action.

         (c) Each of (i) this Agreement, assuming due authorization, execution and delivery by the Servicer and (ii) the Servicing Agreement, assuming due authorization, execution and delivery by the Depositor, the Servicer, the Special Servicer and the Servicing Advisor, constitutes a legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.

         (d) The consummation of the transactions contemplated by the fulfillment of the terms of the Transaction Documents to which the Trustee is a party will not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the organizational documents or bylaws of the Trustee, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Trustee is a party or by which it is bound, or in the creation or imposition of any Lien upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, other than any Lien created or imposed pursuant to the terms of such Transaction Documents, or violate any law, or any order, rule or regulation applicable to the Trustee of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Trustee or any of its properties.

         (e) There are no Proceedings or investigations to which the Trustee, or any of the Trustee's Affiliates, is a party pending, or, to the knowledge of Trustee, threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (A) asserting the invalidity of the Transaction Documents, (B) seeking to prevent the issuance of any of the Certificates or the consummation of any of the transactions contemplated by the Transaction Documents or (C) seeking any determination or ruling that would materially and adversely affect the performance by the Trustee of its obligations under, or the validity or enforceability of, the Transaction Documents or otherwise adversely affect the interests of the Certificateholders, as Certificateholders, under the Transaction Documents.

         (f) All approvals, authorizations, consents, orders or other actions of any Person, or of any court, governmental agency or body or official, required as a condition to the execution and delivery by the Trustee of the Transaction Documents have been or will be taken or obtained on or prior to the applicable Delivery Date.

                                  ARTICLE NINE
                                  ------------

                                   AMENDMENTS
                                   ----------

         Section 9.01      Amendments without Consent of Certificateholders.
         ------------      -------------------------------------------------

         The Depositor, the Servicer and the Trustee, without the consent of the Holders of any Certificates, at any time and from time to time, may enter into one or more amendments hereto, in form satisfactory to the Trustee, for any of the following purposes, provided that any such amendment, as evidenced by an
                          --------
Opinion of Counsel, will not have a material adverse affect on the Certificateholders:

         (a) to correct or amplify the description of any property at any time included in the Trust Estate (other than any such correction or amplification that would have the effect of curing a Default or a breach of any representation, warranty or covenant that would otherwise require the Company or the Depositor to repurchase or substitute for any Loan), or to better assure, convey and confirm unto the Trustee any property included or required to be included in the Trust Estate, or to include in the Trust Estate any additional property;

         (b) to evidence the succession of another Person to the Depositor, and the assumption by such successor of the covenants of the Depositor herein and in the Certificates, in accordance with Section 8.02(o);

         (c) to add to the covenants of any party hereto, for the benefit of the Holders of all Certificates or to surrender any right or power herein conferred upon the Depositor;

         (d) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee;

         (e) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provisions with respect to matters or questions arising under this Agreement, which shall not be inconsistent with the provisions of this Agreement; or

         (f) to evidence the succession of the Trustee pursuant to Article Seven; provided that any such amendment does not modify this Agreement in a
        --------
manner described in paragraphs (i) through (vii) of Section 9.02(a).

         The Trustee is hereby authorized to join in the execution of any such amendment and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into any such amendment that affects the Trustee's own rights, duties, liabilities or immunities under this Agreement or otherwise.

         Promptly after the execution by the Depositor, the Servicer and the Trustee of any amendment pursuant to this Section, the Depositor shall mail to the Rating Agency, the Certificateholder Agent and each Certificateholder a copy of such amendment.

         Section 9.02     Amendments and Modifications to Agreement with Consent
        -------------     ------------------------------------------------------
of Certificateholders.
---------------------

         (a) With the prior written consent of not less than 51% of the Outstanding Principal Amount of the Holders of each affected Class (or, with respect to any affected Class during the Funding Period applicable to such Class, of not less than 51% of the Maximum Series Amount of such Class) of Rated

Certificates, by Act of such Holders delivered to the Depositor and the Trustee, the Depositor, the Servicer and the Trustee may enter into an amendment or modification of this Agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of the Holders of the Certificates under this Agreement (other than as described in Section 9.01); provided that no such
                                                          --------
amendment shall, without the consent of the Holders of each Outstanding Certificate affected thereby:

                  (i) change the Series Termination Date of any Certificate or the Due Date of any installment of principal of, or any installment of interest on, any Certificate, or change the principal amount thereof or the Certificate Interest Rate or change any place of payment where, or the coin or currency in which, any Certificate or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment;

                  (ii) reduce the percentage in Outstanding Principal Amount of Certificates, the consent of the Holders of which is required for any such amendment, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Agreement or Events of Default or their consequences;

                  (iii) impair or adversely affect the Trust Estate;

                  (iv) modify or alter the definition of the term "Outstanding" or "Outstanding Principal Amount" or "Controlling Holders";

                  (v)   modify or alter the provisions of Sections 5.01 or 5.02;

                  (vi) modify any of the provisions of this Section 9.02,except to increase the percentage of Holders required for any modification or waiver or to provide that certain other provisions of this Agreement cannot be modified or waived without the consent of each Holder of each Outstanding Certificate affected thereby; or

                  (vii) permit the creation of any lien ranking prior to, on a parity with, or subordinate to the lien of this Agreement with respect to any part of the Trust Estate or terminate or release the lien of this Agreement or any lien created under the Loan Acquisition Agreement on any property at any time subject hereto or deprive the Holder of any Certificate of the security afforded by the lien of this Agreement or any lien created under the Loan Acquisition Agreement.

         (b) With the prior written consent of the Holders of not less than 66-2/3% in Outstanding Principal Amount of each Class of each Series of Certificates then in its Funding Period, by Act of said Holders delivered to the Depositor and the Trustee, the Depositor, the Servicer and the Trustee may enter into amendments hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of Article Three or the definitions used therein, provided that any such amendment does not modify the
                            --------
Agreement in a manner described in clauses (i) through (vii) of paragraph (a) of this Section 9.02.

         (c) The Trustee is hereby authorized to join in the execution of any amendments to this Agreement pursuant to clause (a) or (b) above and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into any such amendment that affects the Trustee's own rights, duties, liabilities or immunities under this Agreement. It shall not be necessary for any Act of Certificateholders under this Section to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such Act shall approve the substance thereof. Promptly after the execution by the Depositor, the Servicer and the Trustee of any amendment pursuant to this Section, the Depositor shall mail to the Holders of the Certificates and the Rating Agency a copy of such amendment, together with any consents obtained in connection therewith.

         Section 9.03      Execution of Amendments.
         ------------      ------------------------

         In executing any amendment permitted by this Article or the modifications thereby of the trusts created by this Agreement, the Trustee shall be entitled to receive upon request, and (subject to Section 7.01) shall be fully protected in relying in good faith upon, an Opinion of Counsel reasonably acceptable to the Trustee stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own duties or immunities under this Agreement or otherwise.

         Section 9.04      Effect of Amendments.
         ------------      ---------------------

         Upon the execution of any amendment under this Article, this Agreement shall be modified in accordance therewith, and such amendment shall form a part of this Agreement for all purposes; and every Holder of Certificates theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         Section 9.05      Reference in Certificates to Amendments.
         ------------      ----------------------------------------

         Certificates authenticated and delivered after the execution of any amendment pursuant to this Article may, and if required by the Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such amendment. If the Depositor shall so determine, new Certificates so modified as to conform, in the opinion of the Trustee and the Depositor, to any such amendment may be prepared and executed by the Depositor and authenticated and delivered by the Trustee in exchange for Outstanding Certificates.

                                 ARTICLE TEN
                                 ------------
                            TERMINATION AND DISCHARGE
                            -------------------------

         Section 10.01     Termination of Trust; Satisfaction and Discharge of
         -------------     ---------------------------------------------------
Agreement.
----------

         (a) The Trust shall terminate upon the earlier of (i) December 31, 2020 and (ii) the day following the date when the Pool Balance has been reduced to zero and all proceeds of the Trust Estate have been applied in accordance with Article Five and each applicable Supplement. Upon termination of the Trust, all rights, obligations and Liens created by this Agreement shall be discharged.

         (b) If, nine (9) months prior to the date specified in Section 10.01(a)(i), there remains an Outstanding Principal Amount on any Certificate, the Special Servicer shall use its best efforts to sell, dispose or otherwise liquidate the Loans and related Loan Collateral in a commercially reasonable manner in the succeeding one hundred eighty (180) days and shall deposit the proceeds thereof in the Collection Account for application in accordance with Article Five.

         (c) Thirty (30) days advance written notice of termination of the Trust shall be given by the Trustee to the Certificateholders, the Certificateholder Agent and the Rating Agency, specifying the Final Payment Date and the amount of any such final payment on the Certificates.

         (d) Upon termination of the Trust and application of all proceeds of the Trust Estate in accordance with Article Five and each applicable Supplement, the Depositor may submit to the Trustee an Officer's Certificate requesting the release of the funds on deposit in the Reserve Account, if any, and any other assets then comprising the Trust Estate. Upon receipt of such request, the Trustee shall release from the lien of this Agreement and deliver to or upon the order of the Depositor all property remaining in the Trust Estate and shall execute and file, at the expense of the Depositor, UCC financing statements evidencing such discharge and release.

         Section 10.02     Optional Termination.
         -------------     ---------------------

         (a) At any time when the Pool Balance is equal to or less than 15% of the Pool Balance at its highest level, the Depositor shall have the right to purchase the Loan Assets at a price equal to the Repurchase Price for such Loans. The Depositor shall deposit such amount in the Collection Account for application in accordance with Article Five.

         (b) The Depositor shall give written notice to the Trustee, the Rating Agency and the Certificateholders of its intention to exercise such option five
(5) Business Days in advance thereof. Such notice shall include (i) a statement that interest shall cease to accrue as of the last day preceding the date on which such repurchase is to occur (such date being the Final Payment Date for all of such Certificates) and (ii) shall specify the place or places at which presentation and surrender of Certificates may be made; provided that, if the
                                                           ---------
Holder of any Certificate is, or is a nominee for, a Qualified Institutional Buyer, then such Person need not surrender such Certificate, provided further
                                                                ----------------
that, in such event, such Qualified Institutional Buyer shall automatically be deemed to have provided its own unsecured agreement of indemnity saving the Depositor and the Trustee, or either of them, harmless in respect of such failure to surrender.

         (c) Upon exercise of such option and deposit of the amounts required under Section 10.01 into the Collection Account, the Depositor shall be entitled to obtain an assignment of the Loan Assets and the Trustee shall promptly execute all instruments provided to it as may be necessary to effectuate such assignment and the release of any lien created hereunder.

                                 ARTICLE ELEVEN
                                 --------------

                        PROVISIONS OF GENERAL APPLICATION
                        ---------------------------------

         Section 11.01     General Provisions.
         -------------     -------------------

         All of the provisions of this Article shall apply to this Agreement, as supplemented by each Supplement.

         Section 11.02     Acts of Certificateholders.
         -------------     ---------------------------

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Depositor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Certificateholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 7.01) conclusive in favor of the Trustee and the Depositor, if made in the manner provided in this Section 11.02.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee deems sufficient.

         (c) The ownership of Certificates shall be proved by the Certificate Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Certificate shall bind the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Depositor in reliance thereon, whether or not notation of such action is made upon such Certificate.

         Section 11.03  Notices,etc.,to Trustee, Depositor, Servicer and Rating
         -------------  -------------------------------------------------------
Agency.
-------

         (a) All notices, requests, demands, authorizations, directions, consents, waivers or Acts of Certificateholders and other communications to any party under this Agreement shall be in writing (including telefacsimile communication) and mailed, sent by telefacsimile or delivered to such party at its address or telefacsimile number set forth in Section 11.03(b) or such other address or telefacsimile number as such party may hereafter specify for such purpose by notice given in accordance with this Section 11.03. Each such notice, request or other communication shall be deemed to have been received: (i) if mailed as provided above by any method other than overnight delivery service, when actually received; (ii) if mailed by overnight delivery service, when delivered by the overnight delivery service; (iii) if sent by telefacsimile when transmitted by telefacsimile (with electronic confirmation of receipt by the sending party), so long as such notice is promptly confirmed in writing by any of the other means specified in clauses (i), (ii) or (iv) of this Section 11.03(a); or (iv) if delivered by hand, upon delivery.

         (b) For purposes hereof, the address and telefacsimile number of:

                  (i) the Trustee shall be One M & T Plaza, 7th Floor, Buffalo, New York 14203-2399, Fax 716-842-4474, or otherwise as furnished in writing to the Depositor, the Certificateholder Agent, the Certificateholders, the Servicer and the Special Servicer by the Trustee;

                  (ii) the Depositor shall be 1700 Montgomery Street, Suite 250-B, San Francisco, California 94111, Fax 415-394-6703, or otherwise as furnished in writing to the Trustee, the Certificateholder Agent, the Certificateholders, the Servicer and the Special Servicer by the Depositor;

                  (iii) the Servicer shall be 1700 Montgomery Street, Suite 250, San Francisco, California 94111, Fax 415-394-9471, or otherwise as furnished in writing to the Trustee, the Depositor, the Certificateholder Agent, the Certificateholders and the Special Servicer by the Servicer;

                  (iv) the Special Servicer shall be 1700 Montgomery Street, Suite 250, San Francisco, California 94111, Fax 415-394-9471, or otherwise furnished in writing to the Trustee, the Depositor, the Certificateholder Agent, the Certificateholders and the Servicer by the Special Servicer; and

                  (v) the Certificateholder Agent shall be ***, Attn. Asset Manager, Fax *** or otherwise furnished in writing to the Trustee, the Depositor, the Certificateholders, the Servicer and the Special Servicer by the Certificateholder Agent;

                  (vi) the Rating Agency shall be 17 State Street, 12th Floor, New York, New York 10004 Fax 212-908-0222, or otherwise furnished in writing to the Trustee, the Depositor, the Certificateholder Agent, the Certificateholders, the Servicer and the Special Servicer by the Rating Agency.

         Section 11.04     Notices to Certificateholders; Waiver.
         -------------     --------------------------------------

         Where this Agreement provides for notice to Certificateholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and made in accordance with Section 11.03 to each Certificateholder affected by such event, at such Person's address as it appears on the Certificate Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case in which notice to Certificateholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Certificateholder shall affect the sufficiency of such notice with respect to other Certificateholders, and any notice which is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

         Where this Agreement provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Certificateholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Certificateholders when such notice is required to be given pursuant to any provision of this Agreement, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.


***Confidential information omitted purusant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

         Section 11.05     Effect of Headings and Table of Contents.
         -------------     -----------------------------------------

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 11.06     Successors and Assigns.
         -------------     -----------------------

         All covenants and agreements in this Agreement by the Depositor shall bind its successors and assigns, whether so expressed or not. Notwithstanding the foregoing, no party shall assign any of its rights under this Agreement, or delegate any of its duties, except in accordance with the provisions of Sections 2.06, 7.10 and 8.02(o).

         Section 11.07     Separability.
         -------------     -------------

         In case any provision in this Agreement or in the Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 11.08     Benefits of Agreement.
         -------------     ----------------------

         Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties hereto, the Certificateholders, and any Paying Agent which may be appointed pursuant to the provisions hereof, and any of their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement or under the Certificates.

         Section 11.09     Legal Holidays.
         -------------     ---------------

         In any case in which the date of any Payment Date or the Series Termination Date of any Certificate shall not be a Business Day, then (notwithstanding any other provision of a Certificate or this Agreement) payment of principal or interest need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Series Termination Date or Payment Date and, assuming such payment is actually made on such subsequent Business Day, no additional interest shall accrue on the amount so paid for the period from and after any such nominal date.

         Section 11.10     Governing Law.
         -------------     --------------

         THIS  AGREEMENT AND EACH  CERTIFICATE  SHALL BE CONSTRUED IN ACCORDANCE
         -----------------------------------------------------------------------
WITH AND GOVERNED BY THE INTERNAL  LAWS OF THE STATE OF NEW YORK  APPLICABLE  TO
--------------------------------------------------------------------------------
AGREEMENTS MADE AND TO BE PERFORMED  THEREIN,  WITHOUT REGARD TO THE CONFLICT OF
--------------------------------------------------------------------------------
LAWS PROVISIONS OF ANY STATE.
-----------------------------

         Section 11.11     Counterparts.
         -------------     -------------

         This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 11.12     Corporate Obligation.
         -------------     ---------------------

         No  recourse  may  be  taken,  directly  or  indirectly,   against  any
incorporator, subscriber to the capital stock, stockholder, employee, officer or director of the Depositor or of any predecessor or successor of the

Depositor with respect to the Trust or under this Agreement or any certificate or other writing delivered in connection herewith.

       Section 11.13     Compliance Certificates and Opinions.
       -------------     -------------------------------------

         Upon any application, order or request by the Depositor or the Servicer to the Trustee to take any action under any provision of this Agreement for which a specific request is required under this Agreement, the Depositor or the Servicer, as applicable, shall furnish to the Trustee an Officer's Certificate of the Depositor or the Servicer, as applicable, stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with, except that in the case of any such application or request as to which the furnishing of a different certificate is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

         (a) a statement that each individual signing such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

         (b) a brief  statement as to the nature and scope of the examination or
investigation   upon  which  the  statements  or  opinions   contained  in  such
certificate or opinion are based;

         (c) a statement that, in the opinion of each such individual, such individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         IN WITNESS WHEREOF, the Depositor, the Trustee and the Servicer have caused this Agreement to be executed by their respective duly authorized officers as of the date and year first written above.


                                ALLEGIANCE FUNDING CORP. I, as Depositor


                                By:     /s/ Alan B. Perper
                                --------------------------------
                                Name:   Alan B. Perper
                                Title:  President


                                MANUFACTURERS AND TRADERS TRUST
                                COMPANY, as Trustee

                                By:     /s/ Russell T. Whitley
                                --------------------------------
                                Name:   Russell T. Whitley
                                Title:  Assistant Vice President

                                POINT WEST CAPITAL CORPORATION, as Servicer


                                By:     /s/ Alan B. Perper
                                --------------------------------
                                Name:   Alan B. Perper
                                Title:  President

                                                                      EXHIBIT A
                                                                      ---------
                                                              to Trust Agreement
                                                              ------------------

                                     FORM OF
                                     -------
                          STANDARD ESCROW INSTRUCTIONS
                          ----------------------------


                          --------------- --, 199_


[Title Company]

              Re:      Loan  (the  "Loan")  from  Allegiance Capital, LLC  (the
                           "Lender") to [] (the "Borrower")

Ladies and Gentlemen:

                  This letter is being forwarded to you by the Borrower[, [other Credit Parties]] and the Lender in connection with the Loan. Pursuant to the written authorization from the Borrower to the Lender (the "Disbursement Letter"), the Lender is sending to you, or will cause to be sent to you, by wire transfer of immediately available federal funds (in accordance with wire
transfer instructions  previously supplied by you) an amount equal to ($       )
                                                                        -------
(the "Wired Funds"). A copy of the Disbursement Letter is attached hereto as Exhibit A. The Wired Funds are being delivered to you to be held in trust for payment as provided in the Disbursement Letter.

                  You are not authorized to disburse any or all of the Wired Funds unless and until all of the following conditions (the "Threshold Conditions") have been satisfied:

                  (a) You hold in your possession each of the documents set forth on Exhibit B attached hereto (collectively, the "Credit Documents"), duly executed by each of the respective parties thereto.

                  (b) You hold in your possession originals of all documents required by Section [] of each Title Commitment (except to the extent otherwise permitted by the Lender);

                  (c) You have received written authorization from the Lender that you may disburse the Wired Funds.


                  If all of the foregoing  conditions are satisfied on or before
the close of business on         199   (the "Threshold  Date"),  then, on the
                        ----- --    --
earliest date on which (A) all such conditions have been fulfilled and (B) you are able to satisfy the Title Company Conditions (as hereinafter defined), you are hereby authorized and directed to disburse the Wired Funds according to the Disbursement Letter. Notwithstanding anything to the contrary contained herein, you may not disburse any or all of the Wired Funds, unless, contemporaneously with your disbursement of the Wired Funds, you do both of the following (the "Title Company Conditions"): (1) record, or cause to be recorded, each Mortgage (as that term is defined on Exhibit B attached hereto, a "Mortgage") in the appropriate recording office identified on Exhibit B attached hereto, with respect to the related real property identified in such Mortgage(s) that is the subject

(Title Company)
                 199
------------ --,    -
Page 2


of your Title Commitment(s), dated   , 199  (the "Title Commitment(s)");
                                   --     -
and (2) issue, in favor of the Lender, the following title insurance policies (collectively, the "Title Insurance Policies"):

                           (i) [identify title insurance policy for each separate piece of real property that is the subject of a Mortgage], such policy to reflect the lien of the Lender as the only lien or encumbrance of any kind on such real property, other than those set forth in Items [] of the [related] Title Commitment; and

                           (ii) [identify title insurance policy for each separate piece of real property that is the subject of a Mortgage], such policy to reflect the lien of the Lender as the only lien or encumbrance of any kind on such real property, other than those set forth in Items [] of the [related] Title Commitment.

                  Should all of the Threshold Conditions not be satisfied on or before the close of business on the Threshold Date and/or should you not be able to comply with the Title Company Conditions on or before the close of business on the Threshold Date, you are to return (i) the Wired Funds to the Trustee according to wire transfer instructions provided to you by the Lender or its counsel, and (ii) the Credit Documents to the Lender.

                  Following  the  distribution  of the Wired  Funds,  you are to deliver the Credit Documents to Manufacturers and Traders Trust Company (the "Trustee"), One M & T Plaza, 7th Floor, Buffalo, NY 14203-2399, Attention:
           .  Within five (5) business  days of receipt of a recorded  Mortgage,
-----------
you are to forward such recorded Mortgage to the Trustee at the above address. In addition, within three (3) business days of the disbursement of Wired Funds, you are to send originals of each of the Title Policies to the Trustee at the above address.

                  The instructions contained herein may not be altered, changed, or modified in any way except by a writing signed by the Lender. The Lender reserves the right to amend or cancel these instructions and authorizations at any time prior to the recording of the Mortgages, the issuance of the Title Policies, the delivery to the Trustee of the Credit Documents or the disbursement of the Wired Funds.

                  Please indicate your acceptance of the foregoing provisions by signing this letter in the space provided below and returning a copy by fax to the undersigned at 415-394-9471. Please note that, by signing this letter below, you are indicating that you will hold and disburse the Wired Funds solely as provided herein. In addition, please note that, notwithstanding the failure of the Lender to receive a copy of this letter signed by you, your act of recording any or all of the Mortgages or disbursing any or all of the Wired Funds shall constitute evidence of your agreement to comply with the foregoing instructions.

(Title Company)
                 199
------------ --,    -
Page 3

                  Should you have any questions regarding the above or receive any contrary instructions from any other person, please do not hesitate to contact the undersigned at 415-394-5180.

                                                     Very truly yours,

                                                     ALLEGIANCE CAPITAL, LLC

                                                     By:
                                                     Name:
                                                     Title:

Acknowledged and Agreed:

[TITLE COMPANY]

By:
Name:
Title:

[BORROWER]

By:
Name:
Title:

[ADDITIONAL CREDIT PARTIES]

                                                                      EXHIBIT B
                                                                     ---------
                                                             to Trust Agreement
                                                             ------------------

                    FORM OF INVESTMENT AND ASSUMPTION LETTER
                    ----------------------------------------

                           ALLEGIANCE FUNDING CORP. I
                     REVOLVING CERTIFICATES, SERIES       -1
                                                    ------

Allegiance Funding Corp. I (the "Company")
1700 Montgomery Street, Suite 250B
San Francisco, CA 94111

Manufacturers and Traders Trust Company
One M & T Plaza, 7th Floor
Buffalo,  NY  14203-2399


Ladies and Gentlemen:

         Terms used herein and not otherwise defined shall have the meanings given to them in the Trust Agreement, dated as of August 1, 1998, by and among the Depositor, Point West Capital Corporation, as servicer, and Manufacturers and Traders Trust Company, as trustee. The undersigned hereby certifies on behalf of the Purchaser named below (the "Purchaser") as follows:

         1.  I,                ,  am  the  chief  financial  officer,  a  person
                 --------------
fulfilling an equivalent function or other executive officer of the Purchaser.

         [2.      I am familiar with the  provisions of Rule 144A ("Rule  144A")
under the  Securities  Act of 1933 (the "1933 Act").

                  (a) The Purchaser is a "qualified institutional buyer," as defined in Rule 144A.

                  (b) The Purchaser is aware that the Depositor may rely on the exemption from the registration requirements of the 1933 Act provided by Rule 144A.

                  (c) The Purchaser acknowledges that the Purchaser has (i) received such information regarding the Allegiance Capital Trust I
         Revolving  Certificates,  Series     -1 Class            Certificates,
                                          ----         ----------
         Class            Certificates,  Class            Certificates and Class
               ----------                      ----------
                    Certificates  (the  "Certificates")  as the  Purchaser  may
         ----------
         require pursuant to Rule 144A or (ii) the Purchaser has determined not to request such information.]

         (2.      I am familiar with the  provisions of  Regulation D under the
Securities  Act of 1933 (the "1933 Act").

                  (a) The Purchaser is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3), or (7) of Regulation D under the 1933 Act.

                 (b) In the normal course of the Purchaser's business the Purchaser invests in or purchases securities similar to the
         Certificates, has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of its investment in the Certificates.

                  (c) The Purchaser is capable of bearing the economic risks of an investment in the Certificates.)

         3. The Purchaser is acquiring the Certificates for its own account or the account of its affiliated entities for the purpose of investment or resale under Rule 144A or any other exemption from registration available under the 1933 Act and not with a view to the distribution thereof.

         4. The Purchaser understands that it is the expressed intent of the Depositor that the Certificates are being issued only in transactions not involving any public offering within the meaning of the 1933 Act and that the Certificates will bear a legend substantially as set forth in the applicable form of the Certificate attached to the Supplement to Trust Agreement.

         5. The Purchaser has no present intention of selling, negotiating or otherwise disposing of the Certificates (except pursuant to Rule 144A); provided, that it is understood that the disposition of the Purchaser's property shall at all times be and remain within its control and without prejudice, subject however, to its right at all times to sell or otherwise dispose of all or any part of the Certificates in accordance with the Trust Agreement under a registration statement under the 1933 Act, or under the exemption from such registration available under the 1933 Act.

         6. The Purchaser represents to the Depositor that it is either (a) not a "Benefit Plan Investor" (as defined in 29 C.F.R. '2510.3-101) or any person who is directly or indirectly purchasing such Certificates or an interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of, such a Benefit Plan Investor or (b) the Trustee has been provided with evidence that should establish to the satisfaction of the Trustee that either no "prohibited transaction" under ERISA or the Code will occur in connection with the Purchaser's acquisition and holding of the Certificates or that the acquisition and holding of the Certificates by the Purchaser is subject to a statutory or administrative exemption.

         7. The Purchaser represents to the Depositor that it is and will be the beneficial owner of the Certificates for federal income tax purposes and (a) that it is not classified as a partnership, grantor trust or S Corporation for federal income tax purposes or (b) the value of the Certificates represents no more than 50 percent (50%) of the value of its assets.1 The Purchaser further covenants that it will not cause the Certificates to be marketed on or through an established securities market within the meaning of Section 7704(b)(1) of the Code and acknowledges that transfers of a Certificate (including the granting of any participation therein) can only be effected in accordance with the Trust Agreement, that any attempted


--------------------------



     1 (Or describe other facts that, in conjunction with existing facts re: current Holders, Maintains publicly traded partnership exemption.)

transfers in violation of such provisions shall be void and any such purported transferee not recognized as by the Trust as a Holder for any purpose.

         8. [The Purchaser acknowledges that no transfer can be made during the Funding Period without the consent of the Depositor and hereby confirms it's obligation to make Fundings in accordance with Article Four of the Trust
Agreement, and         of the Certificate Purchase Agreement,  dated           ,
               --------                                              ----------
among the Depositor and the initial purchaser named therein, as if such Purchaser were an original party to such agreement.)2

         The representations and warranties contained herein shall be binding upon the heirs, executors, administrators and other successors of the undersigned. If there is more than one signatory hereto, the obligations, representations, warranties and agreements of the undersigned are made jointly and severally.

---------------------

2 Required for transfers during the related Funding Period.

         Executed at                                               , this
                      -----------------------   -------------------        -----
day of            , 199
      ------------     -

--------------------------------    ------------------------------
Purchaser's Name and Title (Print)  Signature of Purchaser

---------------------------------
Address of Purchaser

---------------------------------
Purchaser's Taxpayer Identification or
Social Security number

(Acknowledged and consented to:



--------------------------
Depositor]3






--------------------------

     3 Required for transfers during the related Funding Period.

                                                                       EXHIBIT C
                                                                       ---------
                                                              to Trust Agreement
                                                              ------------------


                             FORM OF AFI CERTIFICATE

                                             , 19
                              ---------------    --

         Pursuant to the Trust Agreement, dated as of August 1, 1998 (as amended or modified from time to time, the "Trust Agreement"), among Allegiance Funding Corp. I, Manufacturers and Traders Trust Company and Point West Capital Corporation, attached hereto as Schedule I is a Loan Schedule, which includes information regarding the Loan Assets that are hereby assigned, set over, transferred, delivered and otherwise conveyed by the Depositor to the Trustee in accordance with the Trust Agreement. Each capitalized term used herein and not otherwise defined has the meaning assigned thereto in the Trust Agreement.

         Further, Allegiance Funding Corp. I hereby certifies:

         1. no Default (other than a Servicing Advisor Default), Depositor Event of Default, Servicer Event of Default, Special Servicer Event of Default, Servicing Advisor Event of Default or Funding Termination Event exists or shall result from the Funding;

         2. the Loans to be funded are Eligible Loans and do not cause the Loan Pool to violate the Pool Criteria;

         3. after giving effect to such Funding, the applicable Maximum Series Amount shall not be exceeded;

         4. if any Funded Loan is subject to Existing Indebtedness, the Depositor will use the proceeds of the Funding to repay the Existing Indebtedness and will obtain a release and extinguishment of rights from the obligee of such Existing Indebtedness;

         5. the Funding is at least equal to the Minimum Funding Amount for Series or Class, as applicable;

         6. both before and after giving effect to such Funding, the Pool Performance Condition is met; and

         7. it is not aware of any proposed or threatened downgrade in the credit rating of any Rated Certificate.

                                       ALLEGIANCE FUNDING CORP. I


                                       By:
                                             ----------------------------
                                       Name:
                                             ----------------------------
                                       Title:
                                             ----------------------------

                                       MANUFACTURERS AND TRADERS
                                       TRUST COMPANY, as Trustee


                                        By:
                                             ----------------------------
                                        Name:
                                             ----------------------------
                                        Title:
                                             ----------------------------

                                   SCHEDULE I

                                  LOAN SCHEDULE

                                                                      EXHIBIT D
                                                                      ---------
                                                              to Trust Agreement
                                                              ------------------


FORM OF FUNDING REPORT
SERIES 19   -
         --   -
Depositor:  Allegiance Funding Corp. I


                                        Funding Date:
                                                     ----------------
                                  Determination Date:
                                                     ----------------
                     Class ___ Maximum Series Amount:
                                                     ----------------
                    [Class ___ Maximum Series Amount:                ]
                                                     ----------------
                    Class ___ Minimum Funding Amount:
                                                     ----------------
                   [Class ___ Minimum Funding Amount:                 ]

                                                     ----------------
                            Class ___ Funding Amount:
                                                     ----------------
                           [Class ___ Funding Amount:                 ]
                                                     ----------------


Please see Schedule I attached hereto.

[With final Funding Report:

         A.     Please see AFI Certificate attached hereto as Schedule II.
         B.     Please see Company Certificate attached hereto as Schedule III.]


                                                ALLEGIANCE FUNDING CORP.

                                               Name:
                                                        ------------------------
                                               Title:
                                                        ------------------------
                                               Date:
                                                        ------------------------

Acknowledged and Approved:

[CERTIFICATEHOLDER AGENT]

Name:
         ------------------------
Title:
         ------------------------
Date:
         ------------------------

                           SCHEDULE I to EXHIBIT D to
                                 TRUST AGREEMENT


Exceptions to and deviations from the Standard Forms:

         Loan No.    :
                  ---
         Loan No.    :
                  ---
         Loan No.    :
                  ---

Exceptions to and deviations from the Program Guidelines:

         Loan No.    :
                 ---
         Loan No.    :
                 ---
         Loan No.    :
                 ---

Updated Pool concentrations reflecting compliance with (or exceptions to) the Pool Criteria:

                                      D-2